                                                                      EXHIBIT 99

                            Global Structured Finance

                              BoAMS 2003-G Group 1
                           3-1 Arms - California Loans

                                   279 records
                              Balance: 143,650,901
                                Jul 9, 2003 17:38

--------------------------------------------------------------------------------

1. Zip

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate    of Loans     Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Zip                     Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
94539                     18     $  9,702,355      6.75%     $539,394   4.293%    738     66.97%       355        355        0
-------------------------------------------------------------------------------------------------------------------------------
95014                     18        9,220,558      6.42       512,649   4.117     749     66.30        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
95070                      7        4,919,056      3.42       703,429   4.205     729     53.40        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
95129                      8        4,309,016      3.00       539,188   4.095     742     73.43        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
95135                      6        3,113,769      2.17       519,233   4.186     742     70.19        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
94010                      4        3,058,404      2.13       765,400   4.459     757     39.54        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
95035                      6        2,405,191      1.67       401,333   4.308     744     77.23        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
91106                      3        2,288,196      1.59       763,333   4.260     740     51.12        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
95476                      3        2,278,621      1.59       759,896   4.593     763     73.28        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
94024                      4        2,165,723      1.51       542,000   4.153     767     51.59        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
94566                      4        2,073,737      1.44       518,761   4.359     717     58.05        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
94555                      5        2,017,031      1.40       407,080   4.314     742     73.71        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
95138                      3        1,937,343      1.35       646,667   4.293     723     78.72        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
94303                      4        1,884,930      1.31       471,750   4.385     756     59.83        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
95124                      4        1,883,794      1.31       471,075   4.206     763     72.79        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
95051                      4        1,690,077      1.18       422,850   4.068     711     76.47        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
95032                      3        1,655,992      1.15       552,450   4.252     730     60.02        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
94070                      3        1,625,875      1.13       545,000   4.446     753     77.43        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
94404                      3        1,585,941      1.10       529,333   4.588     709     71.80        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
94301                      2        1,498,018      1.04       750,000   4.483     747     62.00        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
94583                      3        1,448,416      1.01       483,200   4.527     750     76.48        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
94588                      3        1,433,946      1.00       478,633   4.320     688     78.12        360        359        1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
94087                      3        1,375,336      0.96       458,667   4.136     753     72.48        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
92037                      2        1,367,508      0.95       684,826   4.414     707     51.08        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
94536                      3        1,347,347      0.94       449,333   4.394     703     79.86        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
Other                    153       75,364,721     52.46       493,073   4.370     736     69.12        359        358        1
-------------------------------------------------------------------------------------------------------------------------------
Total:                   279     $143,650,901    100.00%     $515,447   4.325%    738     67.54%       359        358        1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Metropolitan Statistical Area

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate    of Loans     Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Metropolitan          Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Statistical Area        Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA        213     $108,820,882     75.75%     $511,443   4.327%    740     68.48%       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA           47       26,219,489     18.25       558,543   4.312     734     65.00        356        355        1
-------------------------------------------------------------------------------------------------------------------------------
San Diego, CA              8        4,025,795      2.80       504,081   4.393     713     60.63        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA             6        1,976,750      1.38       329,942   4.345     747     68.51        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
San Luis Obispo, CA        3        1,696,984      1.18       565,867   4.242     749     63.05        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
No MSA                     1          550,000      0.38       550,000   4.500     703     78.57        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
Redding, CA                1          361,000      0.25       361,000   4.125     744     45.13        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                   279     $143,650,901    100.00%     $515,447   4.325%    738     67.54%       359        358        1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 1
                           3-1 Arms - California Loans
                            Collateral Summary Report

                                Jul 9, 2003 17:37

--------------------------------------------------------------------------------

1. Zip Code

--------------------
Zip Code     Percent
--------------------
94539          6.75%
--------------------
95014          6.42
--------------------
95070          3.42
--------------------
95129          3.00
--------------------
95135          2.17
--------------------
94010          2.13
--------------------
95035          1.67
--------------------
91106          1.59
--------------------
95476          1.59
--------------------
94024          1.51
--------------------
94566          1.44
--------------------
94555          1.40
--------------------
95138          1.35
--------------------
94303          1.31
--------------------
95124          1.31
--------------------
95051          1.18
--------------------
95032          1.15
--------------------
94070          1.13
--------------------
94404          1.10
--------------------
94301          1.04
--------------------
94583          1.01
--------------------
94588          1.00
--------------------
94087          0.96
--------------------
92037          0.95
--------------------
94536          0.94
--------------------

--------------------
Other         52.46
--------------------
Total:       100.00%
--------------------

2. Metropolitan Statistical Area

-----------------------------------------
Metropolitan Statistical Area     Percent
-----------------------------------------
San Francisco, CA                  75.75%
-----------------------------------------
Los Angeles, CA                    18.25
-----------------------------------------
San Diego, CA                       2.80
-----------------------------------------
Sacramento, CA                      1.38
-----------------------------------------
San Luis Obispo, CA                 1.18
-----------------------------------------
No MSA                              0.38
-----------------------------------------
Redding, CA                         0.25
-----------------------------------------
Total:                            100.00%
-----------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 1
                                    3-1 Arms

                                   379 records
                              Balance: 190,461,677
                                Jul 9, 2003 17:34

--------------------------------------------------------------------------------

1. Original Balance

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Original Balance        Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
<= 250,000                 2     $    255,695      0.13%     $128,125   4.514%    721     64.37%       360        358        2
-------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000         23        7,811,132      4.10       339,909   4.424     732     76.16        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000        148       59,048,552     31.00       399,574   4.366     737     69.56        359        359        1
-------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000         99       48,943,413     25.70       494,808   4.323     740     70.52        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000         60       36,073,884     18.94       601,731   4.310     737     65.88        357        356        1
-------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000         23       16,240,784      8.53       706,715   4.256     728     67.41        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000          7        5,772,242      3.03       825,413   4.391     728     64.79        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000          7        6,375,658      3.35       911,536   4.174     731     61.31        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000       10        9,940,317      5.22       995,100   4.363     747     53.55        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Total:                   379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------

Average: $503,074.00
Lowest: $95,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Gross                 Mortgage     Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Coupon                  Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625              1     $    950,000      0.50%     $950,000   3.625%    694     29.69%       360        360        0
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750              9        4,836,150      2.54       537,840   3.750     766     63.88        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
3.751 - 3.875             25       12,172,233      6.39       487,286   3.875     746     61.87        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000             31       15,877,968      8.34       512,705   4.000     731     69.46        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125             45       23,815,350     12.50       529,570   4.125     736     69.76        356        355        0
-------------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250             55       27,479,620     14.43       500,259   4.250     746     68.03        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375             65       33,062,047     17.36       509,210   4.375     735     71.11        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500             66       33,038,832     17.35       501,055   4.500     742     67.62        359        358        1
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625             46       23,299,246     12.23       506,999   4.625     721     65.78        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750             24       10,026,940      5.26       418,910   4.750     732     67.75        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875             10        4,998,355      2.62       500,350   4.875     736     70.75        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125              2          904,936      0.48       453,000   5.125     716     70.85        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Total:                   379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.332%
Lowest: 3.625%
Highest: 5.125%

--------------------------------------------------------------------------------

3. Credit Score

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Credit                Mortgage     Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Score                   Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
800 - 824                  6     $  3,101,621      1.63%     $517,150   4.297%    804     56.81%       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
775 - 799                 55       26,892,736     14.12       489,358   4.321     783     64.52        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
750 - 774                 99       49,062,668     25.76       496,205   4.314     761     65.61        359        358        1
-------------------------------------------------------------------------------------------------------------------------------
725 - 749                 94       48,035,319     25.22       511,453   4.340     738     69.72        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
700 - 724                 64       33,167,179     17.41       518,810   4.290     713     70.56        357        356        1
-------------------------------------------------------------------------------------------------------------------------------
675 - 699                 34       17,581,381      9.23       517,949   4.325     689     66.10        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
650 - 674                 18        8,133,681      4.27       452,356   4.577     661     75.83        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
625 - 649                  8        4,056,673      2.13       507,384   4.411     635     76.45        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
600 - 624                  1          430,419      0.23       431,000   4.375     620     71.00        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Total:                   379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------

W.A.: 737
Lowest: 620
Highest: 810

--------------------------------------------------------------------------------

4. Index

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Index                   Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
12ML                     379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------
Total:                   379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Loan Purpose            Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term      242     $122,920,476     64.54%     $508,516   4.319%    734     65.67%       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Purchase                  89       44,479,988     23.35       500,262   4.316     743     77.43        358        357        1
-------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout         48       23,061,213     12.11       480,854   4.429     739     61.69        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                   379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Property              Mortgage     Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Type                    Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
SFR                      276     $140,836,495     73.94%     $510,765   4.321%    739     66.84%       359        358        1
-------------------------------------------------------------------------------------------------------------------------------
PUD Detach                60       29,709,201     15.60       495,608   4.301     728     69.67        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Condo                     30       14,233,629      7.47       475,156   4.446     739     71.80        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
PUD Attach                10        3,817,833      2.00       383,815   4.524     716     77.93        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
2-Family                   2        1,226,000      0.64       613,000   4.462     748     75.78        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
3-Family                   1          638,520      0.34       638,520   4.125     683     68.00        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                   379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Occupancy             Mortgage     Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Status                  Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
Primary                  362     $183,175,105     96.17%     $506,551   4.329%    737     67.92%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------
Secondary                 11        5,472,912      2.87       498,017   4.304     746     68.58        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Investor                   6        1,813,660      0.95       302,542   4.672     720     67.55        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Total:                   379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Geographic            Mortgage     Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Distribution            Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
California               279     $143,650,901     75.42%     $515,447   4.325%    738     67.54%       359        358        1
-------------------------------------------------------------------------------------------------------------------------------
Illinois                  22       11,048,573      5.80       502,780   4.296     742     63.11        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts             13        6,064,939      3.18       467,073   4.574     742     70.06        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Arizona                    8        4,565,928      2.40       571,114   4.374     719     70.25        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Florida                    9        4,244,638      2.23       471,879   4.264     724     71.65        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
Maryland                   5        2,385,824      1.25       477,700   4.346     707     75.51        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Colorado                   5        2,352,197      1.23       470,970   4.277     739     73.63        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Virginia                   5        2,162,973      1.14       433,040   4.294     745     58.44        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
North Carolina             5        2,121,183      1.11       424,680   4.420     700     76.32        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
South Carolina             5        2,107,788      1.11       421,976   4.149     764     59.18        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Kansas                     4        1,722,276      0.90       431,147   4.402     715     79.90        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Washington                 3        1,282,435      0.67       427,838   4.351     744     75.94        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                 2        1,015,406      0.53       507,703   4.170     758     62.37        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
Vermont                    2          850,945      0.45       425,750   4.316     760     79.98        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
Missouri                   2          793,701      0.42       397,200   4.114     718     75.49        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Georgia                    2          717,183      0.38       359,050   4.672     755     76.70        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Maine                      1          525,000      0.28       525,000   4.500     748     53.85        360        360        0
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Kentucky                   1          509,281      0.27       510,000   4.125     734     69.86        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Oregon                     1          445,000      0.23       445,000   4.750     699     65.93        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
Arkansas                   1          439,434      0.23       440,000   4.625     783     80.00        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Other                      4        1,456,070      0.76       364,250   4.313     691     77.68        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
Total:                   379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
County                Mortgage     Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Distribution            Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA              106     $ 53,418,733     28.05%     $504,397   4.236%    743     69.30%       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
ALAMEDA                   45       22,277,862     11.70       495,835   4.337     730     69.67        358        357        1
-------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES               20       11,586,645      6.08       579,860   4.345     732     60.28        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                 19       10,873,519      5.71       573,200   4.471     741     59.16        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
ORANGE                    19        9,849,803      5.17       519,359   4.302     734     66.94        349        349        1
-------------------------------------------------------------------------------------------------------------------------------
COOK                      17        8,717,436      4.58       513,388   4.277     744     60.88        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA              15        6,916,934      3.63       461,437   4.464     743     69.52        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO             10        5,741,406      3.01       574,472   4.361     735     73.96        360        360        0
-------------------------------------------------------------------------------------------------------------------------------
SONOMA                     9        5,039,717      2.65       560,375   4.509     743     71.89        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                  8        4,025,795      2.11       504,081   4.393     713     60.63        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Other                    111       52,013,826     27.31       469,015   4.367     734     70.01        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Total:                   379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Original              Mortgage     Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
LTV                     Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00              1     $    499,356      0.26%     $500,000   4.625%    742     18.87%       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00              2          953,578      0.50       477,475   4.410     785     23.29        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00              3        2,321,243      1.22       774,333   4.236     732     27.90        360        359        1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00              2        1,113,415      0.58       557,500   4.075     737     33.85        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00              8        4,804,381      2.52       601,100   4.259     761     37.58        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00              9        5,456,391      2.86       606,706   4.269     759     42.95        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00             23       12,992,208      6.82       565,403   4.318     755     47.70        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00             18        8,221,266      4.32       457,101   4.343     749     53.62        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00             24       12,146,018      6.38       506,550   4.260     744     57.28        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00             30       16,008,562      8.41       534,013   4.338     738     62.99        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00             46       22,928,504     12.04       498,956   4.337     727     68.15        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00             48       25,048,499     13.15       522,491   4.374     729     73.40        358        357        1
-------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00            155       74,032,072     38.87       478,203   4.332     733     79.27        359        358        1
-------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00              8        3,183,699      1.67       398,345   4.514     728     89.36        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00              2          752,485      0.40       376,750   4.378     762     94.84        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Total:                   379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------

W.A.: 67.93%
Lowest: 18.87%
Highest: 94.97%

--------------------------------------------------------------------------------

11. Original Term

-------------------------------------------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                         of         Current        by        Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Original              Mortgage     Principal    Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Term                    Loans       Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
180                        1     $    594,000      0.31%     $594,000   4.125%    700     80.00%       180        180        0
-------------------------------------------------------------------------------------------------------------------------------
240                        1          394,980      0.21       396,000   4.500     763     70.09        240        239        1
-------------------------------------------------------------------------------------------------------------------------------
360                      377      189,472,698     99.48       503,117   4.332     737     67.89        360        359        1
-------------------------------------------------------------------------------------------------------------------------------
Total:                   379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
-------------------------------------------------------------------------------------------------------------------------------

W.A.: 359.2 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 1
                         3-1 Arms - Northern California

                                   221 records
                              Balance: 111,708,632
                                Jul 9, 2003 17:48

--------------------------------------------------------------------------------

1. Northern CA

-----------------------------------------
                Aggregate      Percent
                 Current       of Loans
                Principal    by Principal
Northern CA      Balance       Balance
-----------------------------------------
94539         $  9,702,355        8.69%
-----------------------------------------
95014            9,220,558        8.25
-----------------------------------------
95070            4,919,056        4.40
-----------------------------------------
95129            4,309,016        3.86
-----------------------------------------
95135            3,113,769        2.79
-----------------------------------------
94010            3,058,404        2.74
-----------------------------------------
95035            2,405,191        2.15
-----------------------------------------
95476            2,278,621        2.04
-----------------------------------------
94024            2,165,723        1.94
-----------------------------------------
94566            2,073,737        1.86
-----------------------------------------
94555            2,017,031        1.81
-----------------------------------------
95138            1,937,343        1.73
-----------------------------------------
94303            1,884,930        1.69
-----------------------------------------
95124            1,883,794        1.69
-----------------------------------------
95051            1,690,077        1.51
-----------------------------------------
95032            1,655,992        1.48
-----------------------------------------
94070            1,625,875        1.46
-----------------------------------------
94404            1,585,941        1.42
-----------------------------------------
94301            1,498,018        1.34
-----------------------------------------
94583            1,448,416        1.30
-----------------------------------------
94588            1,433,946        1.28
-----------------------------------------
94087            1,375,336        1.23
-----------------------------------------

-----------------------------------------
94536            1,347,347        1.21
-----------------------------------------
94550            1,325,362        1.19
-----------------------------------------
95130            1,292,267        1.16
-----------------------------------------
95131            1,223,217        1.10
-----------------------------------------
94065            1,080,784        0.97
-----------------------------------------
94306            1,076,668        0.96
-----------------------------------------
94086              965,697        0.86
-----------------------------------------
94506              957,486        0.86
-----------------------------------------
94104              954,712        0.85
-----------------------------------------
94587              899,787        0.81
-----------------------------------------
95148              898,749        0.80
-----------------------------------------
95020              892,613        0.80
-----------------------------------------
94115              889,387        0.80
-----------------------------------------
95746              884,609        0.79
-----------------------------------------
94598              860,379        0.77
-----------------------------------------
94117              850,000        0.76
-----------------------------------------
95136              843,249        0.75
-----------------------------------------
94507              832,749        0.75
-----------------------------------------
95117              828,471        0.74
-----------------------------------------
95472              816,473        0.73
-----------------------------------------
94618              814,850        0.73
-----------------------------------------
95008              749,239        0.67
-----------------------------------------
94574              749,078        0.67
-----------------------------------------
94602              749,078        0.67
-----------------------------------------
94952              735,053        0.66
-----------------------------------------
94022              696,000        0.62
-----------------------------------------
94062              649,124        0.58
-----------------------------------------
95128              648,664        0.58
-----------------------------------------
94901              648,165        0.58
-----------------------------------------
94118              638,520        0.57
-----------------------------------------
94127              574,243        0.51
-----------------------------------------
94014              560,000        0.50
-----------------------------------------
94904              553,287        0.50
-----------------------------------------
95943              550,000        0.49
-----------------------------------------
94015              547,200        0.49
-----------------------------------------

-----------------------------------------
95037              543,200        0.49
-----------------------------------------
94108              540,000        0.48
-----------------------------------------
95121              519,000        0.46
-----------------------------------------
94556              516,150        0.46
-----------------------------------------
94563              503,336        0.45
-----------------------------------------
94526              500,000        0.45
-----------------------------------------
94027              499,356        0.45
-----------------------------------------
94523              495,000        0.44
-----------------------------------------
94025              493,335        0.44
-----------------------------------------
95133              487,328        0.44
-----------------------------------------
95123              482,000        0.43
-----------------------------------------
95030              479,410        0.43
-----------------------------------------
94941              471,378        0.42
-----------------------------------------
94131              468,000        0.42
-----------------------------------------
95125              467,500        0.42
-----------------------------------------
95134              463,346        0.41
-----------------------------------------
95631              456,970        0.41
-----------------------------------------
94110              454,544        0.41
-----------------------------------------
94595              451,418        0.40
-----------------------------------------
94708              443,374        0.40
-----------------------------------------
95404              439,380        0.39
-----------------------------------------
95050              435,000        0.39
-----------------------------------------
94061              422,000        0.38
-----------------------------------------
94947              417,450        0.37
-----------------------------------------
94043              399,984        0.36
-----------------------------------------
95122              399,497        0.36
-----------------------------------------
95126              399,497        0.36
-----------------------------------------
95006              398,650        0.36
-----------------------------------------
95120              394,000        0.35
-----------------------------------------
94568              389,425        0.35
-----------------------------------------
94951              386,685        0.35
-----------------------------------------
95425              383,506        0.34
-----------------------------------------
94560              380,000        0.34
-----------------------------------------
95060              380,000        0.34
-----------------------------------------
95747              379,476        0.34
-----------------------------------------

-----------------------------------------
94107              372,000        0.33
-----------------------------------------
95132              367,000        0.33
-----------------------------------------
96001              361,000        0.32
-----------------------------------------
94611              360,000        0.32
-----------------------------------------
94806              352,000        0.32
-----------------------------------------
94002              351,500        0.31
-----------------------------------------
95111              343,037        0.31
-----------------------------------------
94501              341,570        0.31
-----------------------------------------
95619              160,815        0.14
-----------------------------------------
95648               94,880        0.08
-----------------------------------------
Total:        $111,708,632      100.00%
-----------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 1
                    3-1 Arms - Northern & Southern California

                                   279 records
                              Balance: 143,650,901
                                Jul 9, 2003 17:50

--------------------------------------------------------------------------------

1. Concentration

--------------------------------------------------
Concentration           Balance      % of CA loans
--------------------------------------------------
Northern California   $111,708,632       77.76%
--------------------------------------------------
Southern California     31,942,269       22.24
--------------------------------------------------
Total:                $143,650,901      100.00%
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 1
                         3-1 Arms - Northern California
                            Collateral Summary Report

                                Jul 9, 2003 17:35

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $111,708,632.06
Loan Count: 221
Cut-off Date: 2003-07-01
Avg. Loan Balance: $505,468.92
Avg. Orig. Balance: $506,009.14
W.A. FICO*: 739
W.A. Orig. LTV: 68.46%
W.A. Cut-Off LTV: 68.38%
W.A. Gross Coupon: 4.327%
W.A. Net Coupon: 3.200%
W.A. Servicing Fee: 1.124%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.31%
% over 100 COLTV: 0.00%
% with PMI: 0.31%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 68.35%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 8.69%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
<= 250,000                0.23%
-------------------------------
250,001 - 350,000         2.45
-------------------------------
350,001 - 450,000        30.49
-------------------------------
450,001 - 550,000        26.12
-------------------------------
550,001 - 650,000        20.87
-------------------------------

-------------------------------
650,001 - 750,000         9.47
-------------------------------
750,001 - 850,000         4.41
-------------------------------
850,001 - 950,000         2.42
-------------------------------
950,001 - 1,050,000       3.53
-------------------------------
Total:                  100.00%
-------------------------------

Average: $506,009.14
Lowest: $95,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
<= 250,000                0.23%
-------------------------------
250,001 - 350,000         2.75
-------------------------------
350,001 - 450,000        30.19
-------------------------------
450,001 - 550,000        26.12
-------------------------------
550,001 - 650,000        20.87
-------------------------------
650,001 - 750,000         9.47
-------------------------------
750,001 - 850,000         4.41
-------------------------------
850,001 - 950,000         2.42
-------------------------------
950,001 - 1,050,000       3.53
-------------------------------
Total:                  100.00%
-------------------------------

Average: $505,468.92
Lowest: $94,880.47
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

5. Coupon

-------------------------
Coupon            Percent
-------------------------
3.626 - 3.750       1.08%
-------------------------
3.751 - 3.875       8.62
-------------------------
3.876 - 4.000       8.49
-------------------------
4.001 - 4.125      14.50
-------------------------
4.126 - 4.250      17.25
-------------------------
4.251 - 4.375      13.07
-------------------------
4.376 - 4.500      15.07
-------------------------
4.501 - 4.625      12.55
-------------------------
4.626 - 4.750       5.17
-------------------------
4.751 - 4.875       3.79
-------------------------
5.001 - 5.125       0.41
-------------------------
Total:            100.00%
-------------------------

W.A.: 4.327
Lowest: 3.750
Highest: 5.125

--------------------------------------------------------------------------------

6. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          1.58%
------------------------
750 - 799         41.07
------------------------
700 - 749         44.32
------------------------
650 - 699         11.57
------------------------
600 - 649          1.47
------------------------
Total:           100.00%
------------------------

W.A.: 739
Lowest: 630
Highest: 810

--------------------------------------------------------------------------------

7. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------

-------------------------
NONE               99.69%
-------------------------
GEMIC               0.31
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
3/27 12 MO LIBOR      99.65%
----------------------------
3/17 12 MO LIBOR       0.35
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

------------------
Index      Percent
------------------
12ML       100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

10. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      70.90%
-------------------------------
Purchase                 20.05
-------------------------------
Refinance-Cashout         9.04
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------
Loan Type        Percent
------------------------
CONVENTIONAL     100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                76.16%
-------------------------
PUD Detach         13.98
-------------------------
Condo               5.42
-------------------------
PUD Attach          3.11
-------------------------
2-Family            0.76
-------------------------
3-Family            0.57
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary               99.09%
----------------------------
Investor               0.91
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. Documentation

--------------------------
Documentation      Percent
--------------------------
Rapid               74.12%
--------------------------
Standard            20.21
--------------------------
Reduced              5.00
--------------------------
All Ready Home       0.66
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California     100.00%
----------------------

----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------
94539          8.69%
--------------------
95014          8.25
--------------------
95070          4.40
--------------------
95129          3.86
--------------------
95135          2.79
--------------------
Other         72.01
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. OLTV

-------------------------
OLTV              Percent
-------------------------
<= 20.00            0.45%
-------------------------
20.01 - 25.00       0.52
-------------------------
25.01 - 30.00       0.33
-------------------------
30.01 - 35.00       1.00
-------------------------
35.01 - 40.00       2.74
-------------------------
40.01 - 45.00       2.43
-------------------------
45.01 - 50.00       5.93
-------------------------
50.01 - 55.00       3.55
-------------------------
55.01 - 60.00       5.78
-------------------------
60.01 - 65.00      10.23
-------------------------
65.01 - 70.00       8.40
-------------------------
70.01 - 75.00      15.43
-------------------------
75.01 - 80.00      42.89
-------------------------
85.01 - 90.00       0.31
-------------------------
Total:            100.00%
-------------------------

W.A.: 68.46%
Lowest: 18.87%
Highest: 85.45%

--------------------------------------------------------------------------------

18. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
<= 20.00            0.45%
-------------------------
20.01 - 25.00       0.52
-------------------------
25.01 - 30.00       0.33
-------------------------
30.01 - 35.00       1.00
-------------------------
35.01 - 40.00       2.74
-------------------------
40.01 - 45.00       2.43
-------------------------
45.01 - 50.00       5.93
-------------------------
50.01 - 55.00       3.55
-------------------------
55.01 - 60.00       5.78
-------------------------
60.01 - 65.00      10.23
-------------------------
65.01 - 70.00       8.75
-------------------------
70.01 - 75.00      15.87
-------------------------
75.01 - 80.00      42.10
-------------------------
85.01 - 90.00       0.31
-------------------------
Total:            100.00%
-------------------------

W.A.: 68.38%
Lowest: 18.84%
Highest: 85.33%

--------------------------------------------------------------------------------

19. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

20. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

22. Prepayment Penalty Term

-----------------------------------
Prepayment Penalty Term     Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

23. Remaining Prepayment Term

-------------------------------------
Remaining Prepayment Term     Percent
-------------------------------------
0                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

--------------------------------------------------------------------------------

24. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

25. Original Term

-------------------------
Original Term     Percent
-------------------------
240                 0.35%
-------------------------
360                99.65
-------------------------
Total:            100.00%
-------------------------

W.A.: 359.6 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
235 - 240                    0.35%
----------------------------------
355 - 360                   99.65
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 359.0 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    37.65%
---------------------------
1 - 6                62.35
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

28. Gross Margin

------------------------
Gross Margin     Percent
------------------------
2.250            100.00%
------------------------
Total:           100.00%
------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

29. Initial Cap (ARMs)

------------------------------
Initial Cap (ARMs)     Percent
------------------------------
2.000                  100.00%
------------------------------
Total:                 100.00%
------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

30. Periodic Cap (ARMs)

-------------------------------
Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

-------------------------------
Maximum Rate (ARMs)     Percent
-------------------------------
9.001 - 10.000           18.19%
-------------------------------
10.001 - 11.000          81.40
-------------------------------
11.001 - 12.000           0.41
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 10.327%
Lowest: 9.750%
Highest: 11.125%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

---------------------------
Cutoff Rollterm     Percent
---------------------------
31 - 36             100.00%
---------------------------
Total:              100.00%
---------------------------

W.A.: 35.4 months
Lowest: 34 months
Highest: 36 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 1
                         3-1 Arms - Southern California
                            Collateral Summary Report

                                Jul 9, 2003 17:37

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $31,942,268.60
Loan Count: 58
Cut-off Date: 2003-07-01
Avg. Loan Balance: $550,728.77
Avg. Orig. Balance: $551,409.69
W.A. FICO*: 732
W.A. Orig. LTV: 64.34%
W.A. Cut-Off LTV: 64.26%
W.A. Gross Coupon: 4.318%
W.A. Net Coupon: 3.200%
W.A. Servicing Fee: 1.115%
W.A. Orig. Term: 357 months
W.A. Rem. Term: 356 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 64.26%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 7.16%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         2.15%
-------------------------------
350,001 - 450,000        28.66
-------------------------------
450,001 - 550,000        20.18
-------------------------------
550,001 - 650,000        13.17
-------------------------------
650,001 - 750,000         8.90
-------------------------------
750,001 - 850,000         2.66
-------------------------------

-------------------------------
850,001 - 950,000         8.64
-------------------------------
950,001 - 1,050,000      15.64
-------------------------------
Total:                  100.00%
-------------------------------

Average: $551,409.69
Lowest: $340,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
 250,001 - 350,000        2.15%
-------------------------------
 350,001 - 450,000       28.66
-------------------------------
 450,001 - 550,000       20.18
-------------------------------
 550,001 - 650,000       13.17
-------------------------------
 650,001 - 750,000        8.90
-------------------------------
 750,001 - 850,000        2.66
-------------------------------
 850,001 - 950,000        8.64
-------------------------------
950,001 - 1,050,000      15.64
-------------------------------
Total:                  100.00%
-------------------------------

Average: $550,728.77
Lowest: $340,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

5. Coupon

-------------------------
Coupon            Percent
-------------------------
3.501 - 3.625       2.97%
-------------------------

-------------------------
3.626 - 3.750       3.51
-------------------------
3.751 - 3.875       1.25
-------------------------
3.876 - 4.000       8.22
-------------------------
4.001 - 4.125       8.07
-------------------------
4.126 - 4.250      16.26
-------------------------
4.251 - 4.375      26.27
-------------------------
4.376 - 4.500      20.35
-------------------------
4.501 - 4.625       8.92
-------------------------
4.626 - 4.750       2.81
-------------------------
4.751 - 4.875       1.38
-------------------------
Total:            100.00%
-------------------------

W.A.: 4.318
Lowest: 3.625
Highest: 4.875

--------------------------------------------------------------------------------

6. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          4.20%
------------------------
750 - 799         34.61
------------------------
700 - 749         38.39
------------------------
650 - 699         17.91
------------------------
600 - 649          4.91
------------------------
Total:           100.00%
------------------------

W.A.: 732
Lowest: 620
Highest: 803

--------------------------------------------------------------------------------

7. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE              100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
3/27 12 MO LIBOR      98.14%
----------------------------
3/12 12 MO LIBOR       1.86
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

------------------
Index      Percent
------------------
12ML       100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

10. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      53.10%
-------------------------------
Purchase                 31.88
-------------------------------
Refinance-Cashout        15.02
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------
Loan Type        Percent
------------------------
CONVENTIONAL     100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Property Type

-------------------------
Property Type     Percent
-------------------------

-------------------------
SFR                60.73%
-------------------------
PUD Detach         27.04
-------------------------
Condo              11.05
-------------------------
2-Family            1.18
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary               87.92%
----------------------------
Secondary              9.59
----------------------------
Investor               2.49
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. Documentation

--------------------------
Documentation      Percent
--------------------------
Rapid               54.49%
--------------------------
Standard            22.12
--------------------------
Reduced             13.08
--------------------------
All Ready Home      10.30
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California     100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------
91106          7.16%
--------------------
92037          4.28
--------------------
93444          3.85
--------------------
91320          3.83
--------------------
92660          3.75
--------------------
Other         77.12
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. OLTV

-------------------------
OLTV              Percent
-------------------------
25.01 - 30.00       2.97%
-------------------------
35.01 - 40.00       1.46
-------------------------
40.01 - 45.00       8.59
-------------------------
45.01 - 50.00      14.61
-------------------------
50.01 - 55.00       5.15
-------------------------
55.01 - 60.00       6.50
-------------------------
60.01 - 65.00       4.42
-------------------------
65.01 - 70.00       9.74
-------------------------
70.01 - 75.00       8.42
-------------------------
75.01 - 80.00      38.14
-------------------------
Total:            100.00%
-------------------------

W.A.: 64.34%
Lowest: 29.69%
Highest: 80.00%

--------------------------------------------------------------------------------

18. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
25.01 - 30.00       2.97%
-------------------------
35.01 - 40.00       1.46
-------------------------
40.01 - 45.00       8.59
-------------------------

-------------------------
45.01 - 50.00      14.61
-------------------------
50.01 - 55.00       5.15
-------------------------
55.01 - 60.00       9.16
-------------------------
60.01 - 65.00       1.77
-------------------------
65.01 - 70.00       9.74
-------------------------
70.01 - 75.00       8.42
-------------------------
75.01 - 80.00      38.14
-------------------------
Total:            100.00%
-------------------------

W.A.: 64.26%
Lowest: 29.69%
Highest: 80.00%

--------------------------------------------------------------------------------

19. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

20. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

22. Prepayment Penalty Term

-----------------------------------
Prepayment Penalty Term     Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

23. Remaining Prepayment Term

-------------------------------------
Remaining Prepayment Term     Percent
-------------------------------------
0                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

--------------------------------------------------------------------------------

24. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

25. Original Term

-------------------------
Original Term     Percent
-------------------------
180                 1.86%
-------------------------
360                98.14
-------------------------
Total:            100.00%
-------------------------

W.A.: 356.7 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
175 - 180                    1.86%
----------------------------------
355 - 360                   98.14
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 356.0 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    39.54%
---------------------------
1 - 6                60.46
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

28. Gross Margin

------------------------
Gross Margin     Percent
------------------------
2.250            100.00%
------------------------
Total:           100.00%
------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

29. Initial Cap (ARMs)

------------------------------
Initial Cap (ARMs)     Percent
------------------------------
2.000                  100.00%
------------------------------
Total:                 100.00%
------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

30. Periodic Cap (ARMs)

-------------------------------
Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

-------------------------------
Maximum Rate (ARMs)     Percent
-------------------------------
9.001 - 10.000           15.95%
-------------------------------
10.001 - 11.000          84.05
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 10.318%
Lowest: 9.625%
Highest: 10.875%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

---------------------------
Cutoff Rollterm     Percent
---------------------------
31 - 36             100.00%
---------------------------
Total:              100.00%
---------------------------

W.A.: 35.4 months
Lowest: 35 months
Highest: 36 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 1
                                    3-1 Arms

                                   379 records
                              Balance: 190,461,677
                                Jul 9, 2003 17:41

--------------------------------------------------------------------------------

1. Zip

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                        Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                          of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                       Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
 Zip                     Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
94539                      18     $  9,702,355      5.09%     $539,394   4.293%    738     66.97%       355        355        0
--------------------------------------------------------------------------------------------------------------------------------
95014                      18        9,220,558      4.84       512,649   4.117     749     66.30        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
95070                       7        4,919,056      2.58       703,429   4.205     729     53.40        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
95129                       8        4,309,016      2.26       539,188   4.095     742     73.43        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
95135                       6        3,113,769      1.63       519,233   4.186     742     70.19        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
94010                       4        3,058,404      1.61       765,400   4.459     757     39.54        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
60614                       4        2,510,798      1.32       628,400   3.958     763     51.78        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
95035                       6        2,405,191      1.26       401,333   4.308     744     77.23        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
91106                       3        2,288,196      1.20       763,333   4.260     740     51.12        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
95476                       3        2,278,621      1.20       759,896   4.593     763     73.28        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
94024                       4        2,165,723      1.14       542,000   4.153     767     51.59        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
94566                       4        2,073,737      1.09       518,761   4.359     717     58.05        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
94555                       5        2,017,031      1.06       407,080   4.314     742     73.71        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
95138                       3        1,937,343      1.02       646,667   4.293     723     78.72        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
94303                       4        1,884,930      0.99       471,750   4.385     756     59.83        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
95124                       4        1,883,794      0.99       471,075   4.206     763     72.79        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
95051                       4        1,690,077      0.89       422,850   4.068     711     76.47        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
95032                       3        1,655,992      0.87       552,450   4.252     730     60.02        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
94070                       3        1,625,875      0.85       545,000   4.446     753     77.43        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
94404                       3        1,585,941      0.83       529,333   4.588     709     71.80        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
94301                       2        1,498,018      0.79       750,000   4.483     747     62.00        360        359        1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
94583                       3        1,448,416      0.76       483,200   4.527     750     76.48        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
94588                       3        1,433,946      0.75       478,633   4.320     688     78.12        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
94087                       3        1,375,336      0.72       458,667   4.136     753     72.48        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
92037                       2        1,367,508      0.72       684,826   4.414     707     51.08        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Other                     252      121,012,047     63.54       480,674   4.372     734     69.60        359        358        1
--------------------------------------------------------------------------------------------------------------------------------
Total:                    379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Metropolitan Statistical Area

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                        Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                          of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Metropolitan           Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Statistical Area         Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA         213     $108,820,882     57.14%     $511,443   4.327%    740     68.48%       360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA            47       26,219,489     13.77       558,543   4.312     734     65.00        356        355        1
--------------------------------------------------------------------------------------------------------------------------------
Chicago, IL                22       11,048,573      5.80       502,780   4.296     742     63.11        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Boston, MA                 12        5,578,369      2.93       465,346   4.559     739     68.32        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Washington, DC              9        4,048,798      2.13       450,411   4.376     718     70.10        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
San Diego, CA               8        4,025,795      2.11       504,081   4.393     713     60.63        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
No MSA                      9        4,024,806      2.11       447,524   4.429     734     77.19        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Phoenix, AZ                 6        3,241,243      1.70       540,538   4.401     708     73.85        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA              6        1,976,750      1.04       329,942   4.345     747     68.51        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Kansas City, MO             4        1,722,276      0.90       431,147   4.402     715     79.90        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
San Luis Obispo, CA         3        1,696,984      0.89       565,867   4.242     749     63.05        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
Tucson, AZ                  2        1,324,685      0.70       662,843   4.307     745     61.44        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Seattle, WA                 3        1,282,435      0.67       427,838   4.351     744     75.94        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Miami, FL                   3        1,263,600      0.66       421,200   4.466     708     79.98        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
Sarasota, FL                2        1,243,360      0.65       622,500   4.501     715     71.63        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Charleston, SC              3        1,213,788      0.64       405,293   4.259     755     54.19        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Denver, CO                  2        1,053,068      0.55       527,250   4.331     716     78.73        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
New York, NY                2        1,015,406      0.53       507,703   4.170     758     62.37        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
Naples, FL                  2          860,000      0.45       430,000   3.875     740     75.43        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
Charlotte, NC               2          858,058      0.45       429,603   4.427     742     76.84        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Colorado Springs, CO        2          830,361      0.44       415,475   4.153     771     73.87        360        359        1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
St. Louis, MO               2          793,701      0.42       397,200   4.114     718     75.49        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Portland, ME                1          525,000      0.28       525,000   4.500     748     53.85        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
Columbia, SC                1          519,000      0.27       519,000   4.000     787     69.20        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
Louisville, KY              1          509,281      0.27       510,000   4.125     734     69.86        360        359        1
--------------------------------------------------------------------------------------------------------------------------------
Other                      12        4,765,967      2.50       397,466   4.299     725     65.69        360        360        0
--------------------------------------------------------------------------------------------------------------------------------
Total:                    379     $190,461,677    100.00%     $503,074   4.332%    737     67.93%       359        359        1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 1
                                    3-1 Arms
                            Collateral Summary Report

                                Jul 9, 2003 17:39

--------------------------------------------------------------------------------

1. Zip Code

--------------------
Zip Code     Percent
--------------------
94539          5.09%
--------------------
95014          4.84
--------------------
95070          2.58
--------------------
95129          2.26
--------------------
95135          1.63
--------------------
94010          1.61
--------------------
60614          1.32
--------------------
95035          1.26
--------------------
91106          1.20
--------------------
95476          1.20
--------------------
94024          1.14
--------------------
94566          1.09
--------------------
94555          1.06
--------------------
95138          1.02
--------------------
94303          0.99
--------------------
95124          0.99
--------------------
95051          0.89
--------------------
95032          0.87
--------------------
94070          0.85
--------------------
94404          0.83
--------------------
94301          0.79
--------------------
94583          0.76
--------------------
94588          0.75
--------------------
94087          0.72
--------------------
92037          0.72
--------------------

--------------------
Other         63.54
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

2. Metropolitan Statistical Area

-----------------------------------------
Metropolitan Statistical Area     Percent
-----------------------------------------
San Francisco, CA                  57.14%
-----------------------------------------
Los Angeles, CA                    13.77
-----------------------------------------
Chicago, IL                         5.80
-----------------------------------------
Boston, MA                          2.93
-----------------------------------------
Washington, DC                      2.13
-----------------------------------------
San Diego, CA                       2.11
-----------------------------------------
No MSA                              2.11
-----------------------------------------
Phoenix, AZ                         1.70
-----------------------------------------
Sacramento, CA                      1.04
-----------------------------------------
Kansas City, MO                     0.90
-----------------------------------------
San Luis Obispo, CA                 0.89
-----------------------------------------
Tucson, AZ                          0.70
-----------------------------------------
Seattle, WA                         0.67
-----------------------------------------
Miami, FL                           0.66
-----------------------------------------
Sarasota, FL                        0.65
-----------------------------------------
Charleston, SC                      0.64
-----------------------------------------
Denver, CO                          0.55
-----------------------------------------
New York, NY                        0.53
-----------------------------------------
Naples, FL                          0.45
-----------------------------------------
Charlotte, NC                       0.45
-----------------------------------------
Colorado Springs, CO                0.44
-----------------------------------------
St. Louis, MO                       0.42
-----------------------------------------
Portland, ME                        0.28
-----------------------------------------
Columbia, SC                        0.27
-----------------------------------------
Louisville, KY                      0.27
-----------------------------------------
Other                               2.50
-----------------------------------------
Total:                            100.00%
-----------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 1
                                    3-1 Arms
                            Collateral Summary Report

                                Jul 9, 2003 17:32

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $190,461,677.29
Loan Count: 379
Cut-off Date: 2003-07-01
Avg. Loan Balance: $502,537.41
Avg. Orig. Balance: $503,074.00
W.A. FICO*: 737
W.A. Orig. LTV: 67.93%
W.A. Cut-Off LTV: 67.86%
W.A. Gross Coupon: 4.332%
W.A. Net Coupon: 3.200%
W.A. Servicing Fee: 1.128%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 2.07%
% over 100 COLTV: 0.00%
% with PMI: 2.07%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.82%
W.A. MI Adjusted LTV: 67.40%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.09%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
<= 250,000                0.13%
-------------------------------
250,001 - 350,000         4.10
-------------------------------
350,001 - 450,000        31.00
-------------------------------
450,001 - 550,000        25.70
-------------------------------
550,001 - 650,000        18.94
-------------------------------
650,001 - 750,000         8.53
-------------------------------

-------------------------------
750,001 - 850,000         3.03
-------------------------------
850,001 - 950,000         3.35
-------------------------------
950,001 - 1,050,000       5.22
-------------------------------
Total:                  100.00%
-------------------------------

Average: $503,074.00
Lowest: $95,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
<= 250,000                0.13%
-------------------------------
250,001 - 350,000         4.28
-------------------------------
350,001 - 450,000        30.83
-------------------------------
450,001 - 550,000        25.70
-------------------------------
550,001 - 650,000        18.94
-------------------------------
650,001 - 750,000         8.53
-------------------------------
750,001 - 850,000         3.03
-------------------------------
850,001 - 950,000         3.35
-------------------------------
950,001 - 1,050,000       5.22
-------------------------------
Total:                  100.00%
-------------------------------

Average: $502,537.41
Lowest: $94,880.47
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

5. Coupon

-------------------------
Coupon            Percent
-------------------------
3.501 - 3.625       0.50%
-------------------------
3.626 - 3.750       2.54
-------------------------
3.751 - 3.875       6.39
-------------------------
3.876 - 4.000       8.34
-------------------------
4.001 - 4.125      12.50
-------------------------
4.126 - 4.250      14.43
-------------------------
4.251 - 4.375      17.36
-------------------------
4.376 - 4.500      17.35
-------------------------
4.501 - 4.625      12.23
-------------------------
4.626 - 4.750       5.26
-------------------------
4.751 - 4.875       2.62
-------------------------
5.001 - 5.125       0.48
-------------------------
Total:            100.00%
-------------------------

W.A.: 4.332
Lowest: 3.625
Highest: 5.125

--------------------------------------------------------------------------------

6. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          1.63%
------------------------
750 - 799         39.88
------------------------
700 - 749         42.63
------------------------
650 - 699         13.50
------------------------
600 - 649          2.36
------------------------
Total:           100.00%
------------------------

W.A.: 737
Lowest: 620
Highest: 810

--------------------------------------------------------------------------------

7. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------

-------------------------
NONE               97.93%
-------------------------
PMI                 0.66
-------------------------
GEMIC               0.58
-------------------------
RMIC                0.43
-------------------------
UG                  0.20
-------------------------
TGI                 0.20
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
3/27 12 MO LIBOR      99.48%
----------------------------
3/12 12 MO LIBOR       0.31
----------------------------
3/17 12 MO LIBOR       0.21
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

------------------
Index      Percent
------------------
12ML       100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

10. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      64.54%
-------------------------------
Purchase                 23.35
-------------------------------
Refinance-Cashout        12.11
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------
Loan Type        Percent
------------------------
CONVENTIONAL     100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                73.94%
-------------------------
PUD Detach         15.60
-------------------------
Condo               7.47
-------------------------
PUD Attach          2.00
-------------------------
2-Family            0.64
-------------------------
3-Family            0.34
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary               96.17%
----------------------------
Secondary              2.87
----------------------------
Investor               0.95
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. Documentation

--------------------------
Documentation      Percent
--------------------------
Rapid               66.15%
--------------------------
Standard            20.59
--------------------------
Reduced             10.70
--------------------------
All Ready Home       2.56
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. State

-------------------------
State             Percent
-------------------------
California         75.42%
-------------------------
Illinois            5.80
-------------------------
Massachusetts       3.18
-------------------------
Arizona             2.40
-------------------------
Florida             2.23
-------------------------
Other              10.97
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------
94539          5.09%
--------------------
95014          4.84
--------------------
95070          2.58
--------------------
95129          2.26
--------------------
95135          1.63
--------------------
Other         83.58
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. OLTV

-------------------------
OLTV              Percent
-------------------------
<= 20.00            0.26%
-------------------------
20.01 - 25.00       0.50
-------------------------
25.01 - 30.00       1.22
-------------------------
30.01 - 35.00       0.58
-------------------------
35.01 - 40.00       2.52
-------------------------
40.01 - 45.00       2.86
-------------------------

-------------------------
45.01 - 50.00       6.82
-------------------------
50.01 - 55.00       4.32
-------------------------
55.01 - 60.00       6.38
-------------------------
60.01 - 65.00       8.41
-------------------------
65.01 - 70.00      12.04
-------------------------
70.01 - 75.00      13.15
-------------------------
75.01 - 80.00      38.87
-------------------------
85.01 - 90.00       1.67
-------------------------
90.01 - 95.00       0.40
-------------------------
Total:            100.00%
-------------------------

W.A.: 67.93%
Lowest: 18.87%
Highest: 94.97%

--------------------------------------------------------------------------------

18. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
<= 20.00            0.26%
-------------------------
20.01 - 25.00       0.50
-------------------------
25.01 - 30.00       1.22
-------------------------
30.01 - 35.00       0.58
-------------------------
35.01 - 40.00       2.52
-------------------------
40.01 - 45.00       2.86
-------------------------
45.01 - 50.00       6.82
-------------------------
50.01 - 55.00       4.32
-------------------------
55.01 - 60.00       6.82
-------------------------
60.01 - 65.00       7.96
-------------------------
65.01 - 70.00      12.25
-------------------------
70.01 - 75.00      13.62
-------------------------
75.01 - 80.00      38.20
-------------------------
85.01 - 90.00       1.67
-------------------------
90.01 - 95.00       0.40
-------------------------
Total:            100.00%
-------------------------

W.A.: 67.86%
Lowest: 18.84%
Highest: 94.84%

--------------------------------------------------------------------------------

19. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

20. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

22. Prepayment Penalty Term

-----------------------------------
Prepayment Penalty Term     Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

23. Remaining Prepayment Term

-------------------------------------
Remaining Prepayment Term     Percent
-------------------------------------
0                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

--------------------------------------------------------------------------------

24. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

25. Original Term

-------------------------
Original Term     Percent
-------------------------
180                 0.31%
-------------------------
240                 0.21
-------------------------
360                99.48
-------------------------
Total:            100.00%
-------------------------

W.A.: 359.2 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
175 - 180                    0.31%
----------------------------------
235 - 240                    0.21
----------------------------------
355 - 360                   99.48
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 358.6 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    36.56%
---------------------------
1 - 6                63.44
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

28. Gross Margin

------------------------
Gross Margin     Percent
------------------------
2.250            100.00%
------------------------
Total:           100.00%
------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

29. Initial Cap (ARMs)

------------------------------
Initial Cap (ARMs)     Percent
------------------------------
2.000                  100.00%
------------------------------
Total:                 100.00%
------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

30. Periodic Cap (ARMs)

-------------------------------
Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------

-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

-------------------------------
Maximum Rate (ARMs)     Percent
-------------------------------
9.001 - 10.000           17.77%
-------------------------------
10.001 - 11.000          81.76
-------------------------------
11.001 - 12.000           0.48
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 10.332%
Lowest: 9.625%
Highest: 11.125%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

---------------------------
Cutoff Rollterm     Percent
---------------------------
31 - 36             100.00%
---------------------------
Total:              100.00%
---------------------------

W.A.: 35.4 months
Lowest: 34 months
Highest: 36 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 2
                   5-1 ARMS & Net 5's with No Prepay Penalties

                                   758 records
                              Balance: 412,132,130
                                Jul 9, 2003 17:57

--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans      Average                                  W.A.        W.A.
                           of         Current        by         Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Original Balance          Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000          46      $ 15,608,415      3.79%    $  339,698   4.962%    733     67.55%       352        351        1
----------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000         257       103,137,866     25.03        401,637   4.914     735     69.10        358        357        1
----------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000         180        89,465,868     21.71        497,515   4.837     738     68.56        357        356        1
----------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000         113        67,702,186     16.43        599,493   4.865     739     68.13        359        358        1
----------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000          69        48,877,712     11.86        708,931   4.863     724     66.48        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000          30        24,100,664      5.85        803,853   4.895     756     57.91        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000          21        19,009,714      4.61        905,680   4.908     736     59.73        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000        28        27,622,494      6.70        987,353   4.839     735     59.31        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000       5         5,581,294      1.35      1,116,800   4.901     715     52.55        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000       9        11,025,916      2.68      1,225,611   4.727     731     56.42        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                    758      $412,132,130    100.00%    $  544,134   4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------

Average: $544,134.00
Lowest: $322,701.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans      Average                                  W.A.        W.A.
                           of         Current        by         Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Gross Coupon              Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
3.251 - 3.375               1      $    549,115      0.13%     $550,000    3.375%    683     61.11%       360        359        1
----------------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500               1           399,370      0.10       400,000    3.500     726     80.00        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625               1           400,000      0.10       400,000    3.625     709     75.80        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750               2         1,681,514      0.41       841,120    3.750     750     60.97        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
3.751 - 3.875               1           367,458      0.09       368,000    3.875     685     53.33        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000               7         3,374,637      0.82       482,577    4.000     737     78.91        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125               7         4,490,452      1.09       642,110    4.125     705     71.25        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250               9         4,874,786      1.18       542,380    4.250     728     54.80        347        346        1
----------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375              13         6,604,449      1.60       508,485    4.375     736     63.05        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500              79        44,647,520     10.83       565,752    4.500     744     65.28        359        359        1
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625              73        39,451,432      9.57       540,896    4.625     746     69.57        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750             123        68,218,792     16.55       555,042    4.750     743     66.72        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875             120        67,072,131     16.27       559,305    4.875     730     65.53        355        354        1
----------------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000             106        58,076,873     14.09       548,295    5.000     734     69.67        359        358        1
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125              77        41,197,107     10.00       535,399    5.125     730     65.03        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250              69        35,381,610      8.59       513,143    5.250     733     63.36        358        357        1
----------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375              42        22,069,421      5.35       525,842    5.375     731     63.91        356        356        1
----------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500              19         9,377,812      2.28       493,915    5.500     733     60.82        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625               4         2,172,107      0.53       543,500    5.625     694     48.38        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750               2           879,330      0.21       439,900    5.750     739     53.33        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875               1           359,633      0.09       360,000    5.875     676     80.00        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750               1           486,581      0.12       487,000    6.750     750     79.84        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                    758      $412,132,130    100.00%     $544,134    4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.874%
Lowest: 3.375%
Highest: 6.750%

--------------------------------------------------------------------------------

3. Credit Score

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans      Average                                  W.A.        W.A.
                           of         Current        by         Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Credit Score              Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
800 - 824                  19      $  9,371,745      2.27%     $493,769    4.981%    809     58.32%       357        356        1
----------------------------------------------------------------------------------------------------------------------------------
775 - 799                 125        68,028,813     16.51       544,685    4.841     784     62.23        357        356        1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
750 - 774                 188       101,368,862     24.60       539,643    4.845     762     66.63        359        359        1
----------------------------------------------------------------------------------------------------------------------------------
725 - 749                 137        72,963,880     17.70       533,033    4.825     737     69.12        359        358        1
----------------------------------------------------------------------------------------------------------------------------------
700 - 724                 140        80,912,820     19.63       578,294    4.935     713     66.08        359        359        1
----------------------------------------------------------------------------------------------------------------------------------
675 - 699                  78        43,187,686     10.48       554,060    4.922     688     66.57        358        357        1
----------------------------------------------------------------------------------------------------------------------------------
650 - 674                  52        26,950,929      6.54       518,721    4.853     663     68.19        355        354        1
----------------------------------------------------------------------------------------------------------------------------------
625 - 649                  15         7,146,588      1.73       476,977    4.986     638     67.12        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
600 - 624                   4         2,200,807      0.53       550,500    5.051     622     65.72        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
Total:                    758      $412,132,130    100.00%     $544,134    4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 736
Lowest: 621
Highest: 815

--------------------------------------------------------------------------------

4. Index

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans      Average                                  W.A.        W.A.
                           of         Current        by         Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Index                     Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
12ML                      758      $412,132,130    100.00%     $544,134    4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                    758      $412,132,130    100.00%     $544,134    4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans      Average                                  W.A.        W.A.
                           of         Current        by         Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Loan Purpose              Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term       467      $259,690,318     63.01%     $556,563    4.901%    736     62.42%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------
Purchase                  204       108,621,977     26.36       532,780    4.764     734     76.77        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout          87        43,819,835     10.63       504,039    4.984     738     61.93        356        355        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                    758      $412,132,130    100.00%     $544,134    4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans      Average                                  W.A.        W.A.
                           of         Current        by         Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Property Type             Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
SFR                       507      $280,066,599     67.96%     $552,864    4.888%    736     65.32%       358        357        1
----------------------------------------------------------------------------------------------------------------------------------
PUD Detach                155        85,295,842     20.70       550,636    4.818     733     65.56        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Condo                      74        35,901,898      8.71       485,483    4.907     742     71.76        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
PUD Attach                 18         8,617,216      2.09       479,148    4.828     743     72.40        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
2-Family                    2         1,313,536      0.32       657,500    4.875     708     76.98        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
3-Family                    1           489,038      0.12       489,600    5.250     720     80.00        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Co-Op                       1           448,000      0.11       448,000    4.625     670     80.00        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
Total:                    758      $412,132,130    100.00%     $544,134    4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans      Average                                  W.A.        W.A.
                           of         Current        by         Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Occupancy Status          Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Primary                   724      $392,490,073     95.23%     $542,535    4.868%    735     66.04%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------
Secondary                  26        16,108,006      3.91       620,094    4.893     742     68.84        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Investor                    8         3,534,051      0.86       441,979    5.451     753     65.61        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                    758      $412,132,130    100.00%     $544,134    4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans      Average                                  W.A.        W.A.
                           of         Current        by         Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross   FICO    Original    Term to    Term to    Loan
Distribution              Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
California                551      $302,875,871    73.49%      $550,079    4.904%    737     65.90%       358        358        1
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                   36        19,547,353     4.74        543,490    4.763     738     64.39        358        358        1
-----------------------------------------------------------------------------------------------------------------------------------
Florida                    20        10,954,150     2.66        548,461    4.606     744     73.66        354        353        1
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                   17         9,225,054     2.24        543,124    4.756     723     59.63        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Georgia                    16         8,152,867      1.98       509,855    4.842     725     66.28        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Virginia                   17         8,055,552      1.95       474,142    4.820     738     66.92        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
North Carolina             15         7,796,828      1.89       521,082    4.793     721     64.56        348        347        1
----------------------------------------------------------------------------------------------------------------------------------
Arizona                    12         7,675,946      1.86       639,867    4.986     720     59.21        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
Colorado                   12         5,914,050      1.43       493,233    4.838     735     68.17        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Washington                  9         4,606,889      1.12       512,146    4.849     729     70.04        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Texas                       8         4,550,224      1.10       569,288    4.680     715     75.83        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
South Carolina              7         4,038,587      0.98       577,475    4.793     714     71.51        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts               7         3,986,856      0.97       570,000    4.891     718     65.88        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
District of Columbia        8         3,590,426      0.87       449,125    4.759     757     73.85        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Tennessee                   4         1,623,390      0.39       406,000    4.675     721     73.35        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
New Mexico                  3         1,505,710      0.37       502,513    4.947     778     49.11        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Minnesota                   2         1,434,175      0.35       718,000    4.696     726     71.94        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Kansas                      2         1,078,993      0.26       540,111    5.295     715     70.20        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Nevada                      2           955,000      0.23       477,500    4.990     740     73.89        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
Vermont                     2           898,879      0.22       450,000    4.806     781     53.03        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Other                       8         3,665,331      0.89       458,630    4.677     746     74.41        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                    758      $412,132,130    100.00%     $544,134    4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans      Average                                  W.A.        W.A.
                           of         Current        by         Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Distribution              Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA               126      $ 65,830,544     15.97%     $522,968    4.822%    745     69.23%       360        359        1
----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                77        44,282,192     10.74       575,598    4.897     733     61.60        358        357        1
----------------------------------------------------------------------------------------------------------------------------------
ORANGE                     64        41,169,913      9.99       643,629    4.787     741     59.35        358        357        1
----------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                  54        30,518,784      7.41       565,499    5.010     739     68.45        359        358        1
----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                  51        28,954,515      7.03       567,993    4.854     737     65.70        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
ALAMEDA                    48        23,099,419      5.60       481,534    4.953     731     69.26        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA               29        16,062,399      3.90       554,198    5.058     732     66.77        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO              30        15,932,251      3.87       531,384    5.083     735     69.52        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
COOK                       25        13,549,868      3.29       542,588    4.786     728     66.35        358        357        1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MARIN                      15         9,537,631      2.31       636,200    5.009     739     57.79        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Other                     239       123,194,615     29.89       515,929    4.826     731     67.46        357        356        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                    758      $412,132,130    100.00%     $544,134    4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans      Average                                  W.A.        W.A.
                           of         Current        by         Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Original LTV              Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00               2      $    648,145      0.16%     $327,500    4.876%    703     12.81%       360        360        0
----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00               5         2,594,490      0.63       519,234    4.883     780     17.35        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00               4         2,819,756      0.68       705,250    4.730     748     24.32        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00              11         7,534,853      1.83       685,600    4.980     742     28.54        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00              15         9,359,763      2.27       624,375    5.030     734     32.32        352        351        1
----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00              20        13,073,686      3.17       654,218    4.910     740     37.07        351        350        1
----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00              17         8,818,859      2.14       519,042    4.871     754     42.42        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00              26        16,087,791      3.90       619,612    4.894     744     48.42        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00              50        28,288,815      6.86       566,106    4.925     746     52.37        358        357        1
----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00              49        27,799,849      6.75       567,814    4.820     730     57.94        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00              69        39,093,602      9.49       567,026    4.885     732     62.60        357        357        1
----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              81        48,578,524     11.79       600,106    4.834     733     68.23        358        358        1
----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00             105        58,963,947     14.31       561,994    4.934     730     73.23        357        357        1
----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00             294       144,299,383     35.01       491,200    4.842     737     79.26        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00               1           365,081      0.09       365,081    5.375     777     81.13        360        360        0
----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00               7         3,086,437      0.75       441,163    4.788     700     89.72        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00               2           719,150      0.17       359,575    4.922     720     95.00        360        358        2
----------------------------------------------------------------------------------------------------------------------------------
Total:                    758      $412,132,130    100.00%     $544,134    4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 66.15%
Lowest: 11.79%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------------------------------------------------
                                                   Percent
                         Number      Aggregate    of Loans      Average                                  W.A.        W.A.
                           of         Current        by         Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Original                Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Term                      Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
120                         1      $    496,758     0.12%      $500,000    4.875%    793     35.71%       120        119        1
----------------------------------------------------------------------------------------------------------------------------------
180                         5         2,079,594     0.50        417,177    4.896     711     61.46        180        179        1
----------------------------------------------------------------------------------------------------------------------------------
300                         5         2,545,994     0.62        509,887    4.948     748     65.12        300        299        1
----------------------------------------------------------------------------------------------------------------------------------
360                       747       407,009,783    98.76        545,272    4.873     736     66.22        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                    758      $412,132,130   100.00%      $544,134    4.874%    736     66.15%       358        358        1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 358.4 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of
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any securities discussed herein or otherwise, will be superseded by the
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for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 2
                         5-1 Arms - Northern California

                                   333 records
                              Balance: 176,259,038
                                Jul 9, 2003 17:57

--------------------------------------------------------------------------------

1. Northern CA

-----------------------------------------
               Aggregate       Percent
                Current        of Loans
               Principal     by Principal
Northern CA     Balance        Balance
-----------------------------------------
95014         $  6,268,026       3.56%
-----------------------------------------
94087            5,503,924       3.12
-----------------------------------------
94010            4,079,997       2.31
-----------------------------------------
94022            3,982,116       2.26
-----------------------------------------
95129            3,792,738       2.15
-----------------------------------------
94110            3,372,742       1.91
-----------------------------------------
95070            3,097,826       1.76
-----------------------------------------
95035            2,989,167       1.70
-----------------------------------------
94941            2,933,716       1.66
-----------------------------------------
94539            2,675,704       1.52
-----------------------------------------
95120            2,672,502       1.52
-----------------------------------------
94583            2,597,089       1.47
-----------------------------------------
94025            2,592,860       1.47
-----------------------------------------
95135            2,516,776       1.43
-----------------------------------------
94558            2,484,057       1.41
-----------------------------------------
94404            2,451,935       1.39
-----------------------------------------
94920            2,396,793       1.36
-----------------------------------------
94566            2,390,534       1.36
-----------------------------------------
95030            2,371,110       1.35
-----------------------------------------
94114            2,187,965       1.24
-----------------------------------------
94131            2,182,801       1.24
-----------------------------------------
95008            2,152,624       1.22
-----------------------------------------

-----------------------------------------
95138            2,140,554       1.21
-----------------------------------------
94117            2,077,465       1.18
-----------------------------------------
94611            2,015,258       1.14
-----------------------------------------
94705            1,978,121       1.12
-----------------------------------------
95032            1,948,602       1.11
-----------------------------------------
94403            1,939,990       1.10
-----------------------------------------
94402            1,934,166       1.10
-----------------------------------------
94027            1,929,182       1.09
-----------------------------------------
94506            1,923,443       1.09
-----------------------------------------
94070            1,898,922       1.08
-----------------------------------------
94306            1,805,209       1.02
-----------------------------------------
94019            1,805,000       1.02
-----------------------------------------
95124            1,747,912       0.99
-----------------------------------------
94563            1,727,697       0.98
-----------------------------------------
94080            1,726,562       0.98
-----------------------------------------
94523            1,619,917       0.92
-----------------------------------------
95054            1,585,683       0.90
-----------------------------------------
94901            1,534,222       0.87
-----------------------------------------
95121            1,487,604       0.84
-----------------------------------------
94507            1,487,595       0.84
-----------------------------------------
95060            1,453,324       0.82
-----------------------------------------
94960            1,404,237       0.80
-----------------------------------------
94587            1,351,568       0.77
-----------------------------------------
95128            1,337,511       0.76
-----------------------------------------
95136            1,333,733       0.76
-----------------------------------------
94062            1,318,598       0.75
-----------------------------------------
94107            1,294,581       0.73
-----------------------------------------
95148            1,283,420       0.73
-----------------------------------------
95118            1,251,980       0.71
-----------------------------------------
95037            1,235,465       0.70
-----------------------------------------
94544            1,209,073       0.69
-----------------------------------------
94040            1,201,941       0.68
-----------------------------------------
94542            1,170,100       0.66
-----------------------------------------
95472            1,163,007       0.66
-----------------------------------------
94538            1,150,389       0.65
-----------------------------------------

-----------------------------------------
94588            1,118,393       0.63
-----------------------------------------
94024            1,108,000       0.63
-----------------------------------------
94303            1,102,131       0.63
-----------------------------------------
94568            1,070,210       0.61
-----------------------------------------
94103            1,065,000       0.60
-----------------------------------------
94109            1,049,276       0.60
-----------------------------------------
94065            1,044,781       0.59
-----------------------------------------
94061            1,000,000       0.57
-----------------------------------------
94556            1,000,000       0.57
-----------------------------------------
94518              991,500       0.56
-----------------------------------------
94551              985,304       0.56
-----------------------------------------
94018              985,000       0.56
-----------------------------------------
95123              976,407       0.55
-----------------------------------------
95669              975,000       0.55
-----------------------------------------
95134              965,364       0.55
-----------------------------------------
95051              953,287       0.54
-----------------------------------------
95476              950,000       0.54
-----------------------------------------
94526              945,823       0.54
-----------------------------------------
94030              943,500       0.54
-----------------------------------------
95003              919,431       0.52
-----------------------------------------
94517              890,953       0.51
-----------------------------------------
94002              888,943       0.50
-----------------------------------------
94706              851,800       0.48
-----------------------------------------
94549              846,051       0.48
-----------------------------------------
94536              828,465       0.47
-----------------------------------------
94118              789,711       0.45
-----------------------------------------
95131              788,631       0.45
-----------------------------------------
94510              783,484       0.44
-----------------------------------------
94618              770,000       0.44
-----------------------------------------
94514              730,351       0.41
-----------------------------------------
94014              696,000       0.39
-----------------------------------------
94301              696,000       0.39
-----------------------------------------
94547              657,976       0.37
-----------------------------------------
95076              650,000       0.37
-----------------------------------------
94044              646,000       0.37
-----------------------------------------

-----------------------------------------
94005              640,000       0.36
-----------------------------------------
94123              628,000       0.36
-----------------------------------------
94026              609,348       0.35
-----------------------------------------
95258              552,000       0.31
-----------------------------------------
94028              550,000       0.31
-----------------------------------------
95023              550,000       0.31
-----------------------------------------
94043              544,000       0.31
-----------------------------------------
94552              528,505       0.30
-----------------------------------------
94704              527,000       0.30
-----------------------------------------
93953              508,330       0.29
-----------------------------------------
95125              504,000       0.29
-----------------------------------------
94709              500,000       0.28
-----------------------------------------
95602              482,406       0.27
-----------------------------------------
95033              480,422       0.27
-----------------------------------------
94947              475,000       0.27
-----------------------------------------
95126              454,900       0.26
-----------------------------------------
95020              454,414       0.26
-----------------------------------------
94132              450,000       0.26
-----------------------------------------
94579              449,447       0.25
-----------------------------------------
94702              448,398       0.25
-----------------------------------------
95119              445,000       0.25
-----------------------------------------
94112              437,156       0.25
-----------------------------------------
95624              436,500       0.25
-----------------------------------------
94066              432,000       0.25
-----------------------------------------
94574              421,481       0.24
-----------------------------------------
94401              406,000       0.23
-----------------------------------------
95004              403,000       0.23
-----------------------------------------
94928              401,882       0.23
-----------------------------------------
94949              400,000       0.23
-----------------------------------------
94530              399,485       0.23
-----------------------------------------
94555              398,498       0.23
-----------------------------------------
94108              397,554       0.23
-----------------------------------------
94965              393,663       0.22
-----------------------------------------
95139              392,000       0.22
-----------------------------------------
94085              386,014       0.22
-----------------------------------------

-----------------------------------------
95436              380,479       0.22
-----------------------------------------
95111              363,542       0.21
-----------------------------------------
95672              361,534       0.21
-----------------------------------------
94550              360,000       0.20
-----------------------------------------
95762              359,633       0.20
-----------------------------------------
96080              358,559       0.20
-----------------------------------------
96145              356,281       0.20
-----------------------------------------
94564              356,000       0.20
-----------------------------------------
95050              356,000       0.20
-----------------------------------------
94605              351,594       0.20
-----------------------------------------
94546              348,000       0.20
-----------------------------------------
95046              335,587       0.19
-----------------------------------------
94531              330,000       0.19
-----------------------------------------
94533              327,624       0.19
-----------------------------------------
Total:        $176,259,038     100.00%
-----------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 2
                    5-1 Arms - Northern & Southern California

                                   551 records
                              Balance: 302,875,871
                                Jul 9, 2003 17:58

--------------------------------------------------------------------------------

1. Concentration

--------------------------------------------------
Concentration          Balance       % of CA loans
--------------------------------------------------
Northern California   $176,259,038       58.20%
--------------------------------------------------
Southern California    126,616,833       41.80
--------------------------------------------------
Total:                $302,875,871      100.00%
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                   BoAMS 2003-G Group 2 (Northern California)
                   5-1 ARMS & Net 5's with No Prepay Penalties
                            Collateral Summary Report

                                Jul 9, 2003 17:59

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $176,259,038.00
Loan Count: 333
Cut-off Date: 2003-07-01
Avg. Loan Balance: $529,306.42
Avg. Orig. Balance: $529,694.85
W.A. FICO*: 737
W.A. Orig. LTV: 68.14%
W.A. Cut-Off LTV: 68.09%
W.A. Gross Coupon: 4.944%
W.A. Net Coupon: 3.999%
W.A. Servicing Fee: 0.942%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 1.29%
% over 100 COLTV: 0.00%
% with PMI: 1.29%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.90%
W.A. MI Adjusted LTV: 67.80%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.56%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
250,001 - 350,000           3.47%
---------------------------------
350,001 - 450,000          29.83
---------------------------------
450,001 - 550,000          22.50
---------------------------------
550,001 - 650,000          13.02
---------------------------------
650,001 - 750,000          11.32
---------------------------------
750,001 - 850,000           6.30
---------------------------------

---------------------------------
850,001 - 950,000           3.58
---------------------------------
950,001 - 1,050,000         7.26
---------------------------------
1,050,001 - 1,150,000       0.63
---------------------------------
1,150,001 - 1,250,000       2.09
---------------------------------
Total:                    100.00%
---------------------------------

Average: $529,694.85
Lowest: $325,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
250,001 - 350,000           3.47%
---------------------------------
350,001 - 450,000          29.83
---------------------------------
450,001 - 550,000          22.50
---------------------------------
550,001 - 650,000          13.02
---------------------------------
650,001 - 750,000          11.32
---------------------------------
750,001 - 850,000           6.30
---------------------------------
850,001 - 950,000           3.58
---------------------------------
950,001 - 1,050,000         7.26
---------------------------------
1,050,001 - 1,150,000       0.63
---------------------------------
1,150,001 - 1,250,000       2.09
---------------------------------
Total:                    100.00%
---------------------------------

Average: $529,306.42
Lowest: $325,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

5. Coupon

-------------------------
Coupon            Percent
-------------------------
3.876 - 4.000       0.50%
-------------------------
4.126 - 4.250       0.38
-------------------------
4.251 - 4.375       0.30
-------------------------
4.376 - 4.500       7.82
-------------------------
4.501 - 4.625      10.10
-------------------------
4.626 - 4.750      16.07
-------------------------
4.751 - 4.875      16.56
-------------------------
4.876 - 5.000      16.37
-------------------------
5.001 - 5.125       9.89
-------------------------
5.126 - 5.250      10.33
-------------------------
5.251 - 5.375       7.85
-------------------------
5.376 - 5.500       2.53
-------------------------
5.501 - 5.625       0.81
-------------------------
5.751 - 5.875       0.20
-------------------------
6.626 - 6.750       0.28
-------------------------
Total:            100.00%
-------------------------

W.A.: 4.944
Lowest: 4.000
Highest: 6.750

--------------------------------------------------------------------------------

6. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          1.58%
------------------------
750 - 799         42.85
------------------------
700 - 749         39.38
------------------------
650 - 699         14.26
------------------------
600 - 649          1.94
------------------------
Total:           100.00%
------------------------

W.A.: 737
Lowest: 621
Highest: 814

--------------------------------------------------------------------------------

7. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE               98.71%
-------------------------
GEMIC               0.64
-------------------------
RMIC                0.23
-------------------------
UG                  0.21
-------------------------
PMI                 0.21
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

8. Product Type

------------------------------
Product Type           Percent
------------------------------
5/25 12 MO LIBOR        71.45%
------------------------------
5YR IO 12 MO LIBOR      27.82
------------------------------
5/10 12 MO LIBOR         0.44
------------------------------
5/20 12 MO LIBOR         0.29
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

9. Index

------------------
Index      Percent
------------------
12ML       100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

10. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      62.84%
-------------------------------
Purchase                 25.98
-------------------------------
Refinance-Cashout        11.18
-------------------------------

-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------
Loan Type        Percent
------------------------
CONVENTIONAL     100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                77.02%
-------------------------
PUD Detach         12.23
-------------------------
Condo               7.22
-------------------------
PUD Attach          2.84
-------------------------
2-Family            0.41
-------------------------
3-Family            0.28
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary               97.33%
----------------------------
Secondary              1.85
----------------------------
Investor               0.82
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. Documentation

--------------------------
Documentation      Percent
--------------------------
Rapid               56.74%
--------------------------

--------------------------
Standard            27.97
--------------------------
Reduced             12.00
--------------------------
All Ready Home       3.04
--------------------------
No Ratio             0.25
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California     100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------
95014          3.56%
--------------------
94087          3.12
--------------------
94010          2.31
--------------------
94022          2.26
--------------------
95129          2.15
--------------------
Other         86.60
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. OLTV

-------------------------
OLTV              Percent
-------------------------
<= 20.00            0.18%
-------------------------
20.01 - 25.00       0.29
-------------------------
25.01 - 30.00       2.24
-------------------------
30.01 - 35.00       1.15
-------------------------
35.01 - 40.00       2.95
-------------------------
40.01 - 45.00       1.84
-------------------------

-------------------------
45.01 - 50.00       4.57
-------------------------
50.01 - 55.00       5.31
-------------------------
55.01 - 60.00       5.45
-------------------------
60.01 - 65.00       9.69
-------------------------
65.01 - 70.00       8.09
-------------------------
70.01 - 75.00      15.40
-------------------------
75.01 - 80.00      41.55
-------------------------
80.01 - 85.00       0.21
-------------------------
85.01 - 90.00       0.87
-------------------------
90.01 - 95.00       0.21
-------------------------
Total:            100.00%
-------------------------

W.A.: 68.14%
Lowest: 13.83%
Highest: 95.00%

--------------------------------------------------------------------------------

18. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
<= 20.00            0.18%
-------------------------
20.01 - 25.00       0.29
-------------------------
25.01 - 30.00       2.24
-------------------------
30.01 - 35.00       1.15
-------------------------
35.01 - 40.00       2.95
-------------------------
40.01 - 45.00       1.84
-------------------------
45.01 - 50.00       4.57
-------------------------
50.01 - 55.00       5.31
-------------------------
55.01 - 60.00       5.45
-------------------------
60.01 - 65.00       9.69
-------------------------
65.01 - 70.00       8.09
-------------------------
70.01 - 75.00      15.40
-------------------------
75.01 - 80.00      41.55
-------------------------
80.01 - 85.00       0.21
-------------------------
85.01 - 90.00       0.87
-------------------------
90.01 - 95.00       0.21
-------------------------

-------------------------
Total:            100.00%
-------------------------

W.A.: 68.09%
Lowest: 13.83%
Highest: 95.00%

--------------------------------------------------------------------------------

19. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

20. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                      99.74%
-----------------------------
1                       0.26
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

22. Prepayment Penalty Term

-----------------------------------
Prepayment Penalty Term     Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

23. Remaining Prepayment Term

-------------------------------------
Remaining Prepayment Term     Percent
-------------------------------------
0                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

--------------------------------------------------------------------------------

24. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

25. Original Term

-------------------------
Original Term     Percent
-------------------------
180                 0.44%
-------------------------
300                 0.29
-------------------------
360                 9.27
-------------------------
Total:            100.00%
-------------------------

W.A.: 359.0 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
175 - 180                    0.44%
----------------------------------
295 - 300                    0.29
----------------------------------

----------------------------------
355 - 360                   99.27
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 358.3 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    28.24%
---------------------------
1 - 6                71.76
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

28. Gross Margin

------------------------
Gross Margin     Percent
------------------------
2.250            100.00%
------------------------
Total:           100.00%
------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

29. Initial Cap (ARMs)

------------------------------
Initial Cap (ARMs)     Percent
------------------------------
5.000                  100.00%
------------------------------
Total:                 100.00%
------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

30. Periodic Cap (ARMs)

-------------------------------
Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

-------------------------------
Maximum Rate (ARMs)     Percent
-------------------------------
8.001 - 9.000             0.50%
-------------------------------
9.001 - 10.000           67.60
-------------------------------
10.001 - 11.000          31.62
-------------------------------
11.001 - 12.000           0.28
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 9.944%
Lowest: 9.000%
Highest: 11.750%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

---------------------------
Cutoff Rollterm     Percent
---------------------------
55 - 60             100.00%
---------------------------
Total:              100.00%
---------------------------

W.A.: 59.3 months
Lowest: 56 months
Highest: 60 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                   BoAMS 2003-G Group 2 (Southern California)
                   5-1 ARMS & Net 5's with No Prepay Penalties
                            Collateral Summary Report

                                Jul 9, 2003 18:00

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $126,616,832.93
Loan Count: 218
Cut-off Date: 2003-07-01
Avg. Loan Balance: $580,811.16
Avg. Orig. Balance: $581,215.42
W.A. FICO*: 737
W.A. Orig. LTV: 62.77%
W.A. Cut-Off LTV: 62.73%
W.A. Gross Coupon: 4.848%
W.A. Net Coupon: 3.992%
W.A. Servicing Fee: 0.852%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 0.64%
% over 100 COLTV: 0.00%
% with PMI: 0.64%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 62.59%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.05%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
250,001 - 350,000           3.47%
---------------------------------
350,001 - 450,000          18.39
---------------------------------
450,001 - 550,000          19.28
---------------------------------
550,001 - 650,000          18.85
---------------------------------
650,001 - 750,000          10.07
---------------------------------
750,001 - 850,000           7.65
---------------------------------

---------------------------------
850,001 - 950,000           6.37
---------------------------------
950,001 - 1,050,000         9.38
---------------------------------
1,050,001 - 1,150,000       2.66
---------------------------------
1,150,001 - 1,250,000       3.89
---------------------------------
Total:                    100.00%
---------------------------------

Average: $581,215.42
Lowest: $324,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
250,001 - 350,000           3.47%
---------------------------------
350,001 - 450,000          18.39
---------------------------------
450,001 - 550,000          19.28
---------------------------------
550,001 - 650,000          19.36
---------------------------------
650,001 - 750,000           9.56
---------------------------------
750,001 - 850,000           7.65
---------------------------------
850,001 - 950,000           6.37
---------------------------------
950,001 - 1,050,000         9.38
---------------------------------
1,050,001 - 1,150,000       2.66
---------------------------------
1,150,001 - 1,250,000       3.89
---------------------------------
Total:                    100.00%
---------------------------------

Average: $580,811.16
Lowest: $323,145.38
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

5. Coupon

-------------------------
Coupon            Percent
-------------------------
3.626 - 3.750       0.95%
-------------------------
3.751 - 3.875       0.29
-------------------------
3.876 - 4.000       0.45
-------------------------
4.001 - 4.125       0.41
-------------------------
4.126 - 4.250       2.10
-------------------------
4.251 - 4.375       1.83
-------------------------
4.376 - 4.500      12.06
-------------------------
4.501 - 4.625       8.52
-------------------------
4.626 - 4.750      18.71
-------------------------
4.751 - 4.875      16.04
-------------------------
4.876 - 5.000      13.99
-------------------------
5.001 - 5.125      12.67
-------------------------
5.126 - 5.250       6.19
-------------------------
5.251 - 5.375       3.52
-------------------------
5.376 - 5.500       1.32
-------------------------
5.501 - 5.625       0.58
-------------------------
5.626 - 5.750       0.36
-------------------------
Total:            100.00%
-------------------------

W.A.: 4.848
Lowest: 3.750
Highest: 5.750

--------------------------------------------------------------------------------

6. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          2.14%
------------------------
750 - 799         42.79
------------------------
700 - 749         36.94
------------------------
650 - 699         16.93
------------------------
600 - 649          1.19
------------------------
Total:           100.00%
------------------------

W.A.: 737
Lowest: 621
Highest: 815

--------------------------------------------------------------------------------

7. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE               99.36%
-------------------------
GEMIC               0.64
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

8. Product Type

------------------------------
Product Type           Percent
------------------------------
5/25 12 MO LIBOR        56.88%
------------------------------
5YR IO 12 MO LIBOR      41.22
------------------------------
5/20 12 MO LIBOR         1.16
------------------------------
5/5  12 MO LIBOR         0.39
------------------------------
5/10 12 MO LIBOR         0.35
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

9. Index

------------------
Index      Percent
------------------
12ML       100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

10. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      66.71%
-------------------------------
Purchase                 24.69
-------------------------------

-------------------------------
Refinance-Cashout         8.60
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------
Loan Type        Percent
------------------------
CONVENTIONAL     100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                58.73%
-------------------------
PUD Detach         28.42
-------------------------
Condo              12.37
-------------------------
PUD Attach          0.47
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary               95.99%
----------------------------
Secondary              3.14
----------------------------
Investor               0.87
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. Documentation

--------------------------
Documentation      Percent
--------------------------
Rapid               57.75%
--------------------------
Standard            27.73
--------------------------

--------------------------
Reduced             13.72
--------------------------
All Ready Home       0.79
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California     100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------
92651          5.05%
--------------------
90210          3.21
--------------------
92037          3.18
--------------------
92677          2.90
--------------------
92679          2.58
--------------------
Other         83.09
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. OLTV

-------------------------
OLTV              Percent
-------------------------
<= 20.00            1.92%
-------------------------
20.01 - 25.00       1.42
-------------------------
25.01 - 30.00       2.53
-------------------------
30.01 - 35.00       3.91
-------------------------
35.01 - 40.00       2.94
-------------------------
40.01 - 45.00       3.45
-------------------------
45.01 - 50.00       3.63
-------------------------
50.01 - 55.00       7.13
-------------------------

-------------------------
55.01 - 60.00       7.55
-------------------------
60.01 - 65.00      11.55
-------------------------
65.01 - 70.00      14.81
-------------------------
70.01 - 75.00      11.35
-------------------------
75.01 - 80.00      27.17
-------------------------
85.01 - 90.00       0.64
-------------------------
Total:            100.00%
-------------------------

W.A.: 62.77%
Lowest: 11.79%
Highest: 90.00%

--------------------------------------------------------------------------------

18. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
<= 20.00            1.92%
-------------------------
20.01 - 25.00       1.42
-------------------------
25.01 - 30.00       2.53
-------------------------
30.01 - 35.00       3.91
-------------------------
35.01 - 40.00       2.94
-------------------------
40.01 - 45.00       3.45
-------------------------
45.01 - 50.00       3.63
-------------------------
50.01 - 55.00       7.13
-------------------------
55.01 - 60.00       7.55
-------------------------
60.01 - 65.00      11.55
-------------------------
65.01 - 70.00      14.81
-------------------------
70.01 - 75.00      11.35
-------------------------
75.01 - 80.00      27.17
-------------------------
85.01 - 90.00       0.64
-------------------------
Total:            100.00%
-------------------------

W.A.: 62.73%
Lowest: 11.54%
Highest: 89.98%

--------------------------------------------------------------------------------

19. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

20. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

22. Prepayment Penalty Term

-----------------------------------
Prepayment Penalty Term     Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

23. Remaining Prepayment Term

-------------------------------------
Remaining Prepayment Term     Percent
-------------------------------------
0                             100.00%
-------------------------------------

-------------------------------------
Total:                        100.00%
-------------------------------------

--------------------------------------------------------------------------------

24. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

25. Original Term

-------------------------
Original Term     Percent
-------------------------
120                 0.39%
-------------------------
180                 0.35
-------------------------
300                 1.16
-------------------------
360                98.10
-------------------------
Total:            100.00%
-------------------------

W.A.: 357.7 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
115 - 120                    0.39%
----------------------------------
175 - 180                    0.35
----------------------------------
295 - 300                    1.16
----------------------------------
355 - 360                   98.10
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 357.0 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    26.65%
---------------------------
1 - 6                73.35
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

28. Gross Margin

------------------------
Gross Margin     Percent
------------------------
2.250            100.00%
------------------------
Total:           100.00%
------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

29. Initial Cap (ARMs)

------------------------------
Initial Cap (ARMs)     Percent
------------------------------
5.000                  100.00%
------------------------------
Total:                 100.00%
------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

30. Periodic Cap (ARMs)

-------------------------------
Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

-------------------------------
Maximum Rate (ARMs)     Percent
-------------------------------
8.001 - 9.000             1.69%
-------------------------------
9.001 - 10.000           73.67
-------------------------------
10.001 - 11.000          24.65
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 9.848%
Lowest: 8.750%
Highest: 10.750%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

---------------------------
Cutoff Rollterm     Percent
---------------------------
55 - 60             100.00%
---------------------------
Total:              100.00%
---------------------------

W.A.: 59.3 months
Lowest: 59 months
Highest: 60 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 2
        5-1 ARMS & Net 5's with No Prepay Penalties ($750,000 or greater)
                            Collateral Summary Report

                                Jul 9, 2003 18:00

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $89,590,082.04
Loan Count: 96
Cut-off Date: 2003-07-01
Avg. Loan Balance: $933,230.02
Avg. Orig. Balance: $933,804.57
W.A. FICO*: 739
W.A. Orig. LTV: 58.36%
W.A. Cut-Off LTV: 58.32%
W.A. Gross Coupon: 4.861%
W.A. Net Coupon: 3.990%
W.A. Servicing Fee: 0.867%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 58.32%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 5.07%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
650,001 - 750,000           2.51%
---------------------------------
750,001 - 850,000          26.90
---------------------------------
850,001 - 950,000          21.22
---------------------------------
950,001 - 1,050,000        30.83
---------------------------------
1,050,001 - 1,150,000       6.23
---------------------------------
1,150,001 - 1,250,000      12.31
---------------------------------

---------------------------------
Total:                    100.00%
---------------------------------

Average: $933,804.57
Lowest: $750,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
650,001 - 750,000           2.51%
---------------------------------
750,001 - 850,000          26.90
---------------------------------
850,001 - 950,000          22.28
---------------------------------
950,001 - 1,050,000        29.77
---------------------------------
1,050,001 - 1,150,000       6.23
---------------------------------
1,150,001 - 1,250,000      12.31
---------------------------------
Total:                    100.00%
---------------------------------

Average: $933,230.02
Lowest: $750,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

5. Coupon
-------------------------
Coupon            Percent
-------------------------
3.626 - 3.750       1.34%
-------------------------
4.001 - 4.125       2.44
-------------------------
4.126 - 4.250       1.11
-------------------------
4.251 - 4.375       1.06
-------------------------
4.376 - 4.500       9.50
-------------------------

-------------------------
4.501 - 4.625       6.72
-------------------------
4.626 - 4.750      18.15
-------------------------
4.751 - 4.875      19.27
-------------------------
4.876 - 5.000      16.06
-------------------------
5.001 - 5.125      11.66
-------------------------
5.126 - 5.250       6.84
-------------------------
5.251 - 5.375       3.69
-------------------------
5.376 - 5.500       2.15
-------------------------
Total:            100.00%
-------------------------

W.A.: 4.861
Lowest: 3.750
Highest: 5.500

--------------------------------------------------------------------------------

6. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          0.87%
------------------------
750 - 799         46.59
------------------------
700 - 749         37.21
------------------------
650 - 699         14.21
------------------------
600 - 649          1.12
------------------------
Total:           100.00%
------------------------

W.A.: 739
Lowest: 634
Highest: 809

--------------------------------------------------------------------------------

7. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE              100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

8. Product Type

------------------------------
Product Type           Percent
------------------------------
5/25 12 MO LIBOR        51.94%
------------------------------
5YR IO 12 MO LIBOR      48.06
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

9. Index

------------------
Index      Percent
------------------
12ML       100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

10. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      69.52%
-------------------------------
Purchase                 23.24
-------------------------------
Refinance-Cashout         7.23
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------
Loan Type        Percent
------------------------
CONVENTIONAL     100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                72.84%
-------------------------

-------------------------
PUD Detach         22.91
-------------------------
Condo               3.41
-------------------------
PUD Attach          0.84
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary               92.83%
----------------------------
Secondary              7.17
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. Documentation

--------------------------
Documentation      Percent
--------------------------
Rapid               58.38%
--------------------------
Standard            38.55
--------------------------
All Ready Home       3.06
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. State

-------------------------
State             Percent
-------------------------
California         82.24%
-------------------------
Illinois            4.28
-------------------------
Arizona             3.43
-------------------------
Texas               1.33
-------------------------
Massachusetts       1.12
-------------------------
Other               7.62
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------
92651          5.07%
--------------------
90210          3.12
--------------------
95070          3.01
--------------------
94022          2.83
--------------------
92657          2.26
--------------------
Other         83.71
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. OLTV

-------------------------
OLTV              Percent
-------------------------
20.01 - 25.00       2.01%
-------------------------
25.01 - 30.00       5.25
-------------------------
30.01 - 35.00       5.36
-------------------------
35.01 - 40.00       6.64
-------------------------
40.01 - 45.00       1.88
-------------------------
45.01 - 50.00       8.29
-------------------------
50.01 - 55.00       7.27
-------------------------
55.01 - 60.00       6.57
-------------------------
60.01 - 65.00      14.40
-------------------------
65.01 - 70.00      18.07
-------------------------
70.01 - 75.00      15.13
-------------------------
75.01 - 80.00       9.12
-------------------------
Total:            100.00%
-------------------------

W.A.: 58.36%
Lowest: 24.24%
Highest: 80.00%

--------------------------------------------------------------------------------

18. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
20.01 - 25.00       2.01%
-------------------------
25.01 - 30.00       5.25
-------------------------
30.01 - 35.00       5.36
-------------------------
35.01 - 40.00       6.64
-------------------------
40.01 - 45.00       1.88
-------------------------
45.01 - 50.00       8.29
-------------------------
50.01 - 55.00       7.27
-------------------------
55.01 - 60.00       6.57
-------------------------
60.01 - 65.00      14.40
-------------------------
65.01 - 70.00      18.07
-------------------------
70.01 - 75.00      15.13
-------------------------
75.01 - 80.00       9.12
-------------------------
Total:            100.00%
-------------------------

W.A.: 58.32%
Lowest: 24.24%
Highest: 80.00%

--------------------------------------------------------------------------------

19. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

20. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

22. Prepayment Penalty Term

-----------------------------------
Prepayment Penalty Term     Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

23. Remaining Prepayment Term

-------------------------------------
Remaining Prepayment Term     Percent
-------------------------------------
0                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

--------------------------------------------------------------------------------

24. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

25. Original Term

-------------------------
Original Term     Percent
-------------------------
360               100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
355 - 360                  100.00%
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 359.4 months
Lowest: 358 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    39.43%
---------------------------
1 - 6                60.57
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

28. Gross Margin

------------------------
Gross Margin     Percent
------------------------
2.250            100.00%
------------------------
Total:           100.00%
------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

29. Initial Cap (ARMs)

------------------------------
Initial Cap (ARMs)     Percent
------------------------------
5.000                  100.00%
------------------------------
Total:                 100.00%
------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

30. Periodic Cap (ARMs)

-------------------------------
Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

-------------------------------
Maximum Rate (ARMs)     Percent
-------------------------------
8.001 - 9.000             1.34%
-------------------------------
9.001 - 10.000           74.32
-------------------------------
10.001 - 11.000          24.34
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 9.861%
Lowest: 8.750%
Highest: 10.500%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

---------------------------
Cutoff Rollterm     Percent
---------------------------
55 - 60             100.00%
---------------------------
Total:              100.00%
---------------------------

W.A.: 59.4 months
Lowest: 58 months
Highest: 60 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 2
                   5-1 ARMS & Net 5's with No Prepay Penalties
                            Collateral Summary Report

                                Jul 9, 2003 17:56

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $412,132,129.94
Loan Count: 758
Cut-off Date: 2003-07-01
Avg. Loan Balance: $543,709.93
Avg. Orig. Balance: $544,134.00
W.A. FICO*: 736 W.A. Orig. LTV: 66.15%
W.A. Cut-Off LTV: 66.10%
W.A. Gross Coupon: 4.874%
W.A. Net Coupon: 3.992%
W.A. Servicing Fee: 0.879%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 1.01%
% over 100 COLTV: 0.00%
% with PMI: 1.01%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.36%
W.A. MI Adjusted LTV: 65.87%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.55%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
250,001 - 350,000           3.79%
---------------------------------
350,001 - 450,000          25.03
---------------------------------
450,001 - 550,000          21.71
---------------------------------
550,001 - 650,000          16.43
---------------------------------
650,001 - 750,000          11.86
---------------------------------
750,001 - 850,000           5.85
---------------------------------

---------------------------------
850,001 - 950,000           4.61
---------------------------------
950,001 - 1,050,000         6.70
---------------------------------
1,050,001 - 1,150,000       1.35
---------------------------------
1,150,001 - 1,250,000       2.68
---------------------------------
Total:                    100.00%
---------------------------------

Average: $544,134.00
Lowest: $322,701.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
250,001 - 350,000           3.79%
---------------------------------
350,001 - 450,000          25.03
---------------------------------
450,001 - 550,000          21.71
---------------------------------
550,001 - 650,000          16.58
---------------------------------
650,001 - 750,000          11.70
---------------------------------
750,001 - 850,000           5.85
---------------------------------
850,001 - 950,000           4.84
---------------------------------
950,001 - 1,050,000         6.47
---------------------------------
1,050,001 - 1,150,000       1.35
---------------------------------
1,150,001 - 1,250,000       2.68
---------------------------------
Total:                    100.00%
---------------------------------

Average: $543,709.93
Lowest: $322,701.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

5. Coupon

-------------------------
Coupon            Percent
-------------------------
3.251 - 3.375       0.13%
-------------------------
3.376 - 3.500       0.10
-------------------------
3.501 - 3.625       0.10
-------------------------
3.626 - 3.750       0.41
-------------------------
3.751 - 3.875       0.09
-------------------------
3.876 - 4.000       0.82
-------------------------
4.001 - 4.125       1.09
-------------------------
4.126 - 4.250       1.18
-------------------------
4.251 - 4.375       1.60
-------------------------
4.376 - 4.500      10.83
-------------------------
4.501 - 4.625       9.57
-------------------------
4.626 - 4.750      16.55
-------------------------
4.751 - 4.875      16.27
-------------------------
4.876 - 5.000      14.09
-------------------------
5.001 - 5.125      10.00
-------------------------
5.126 - 5.250       8.59
-------------------------
5.251 - 5.375       5.35
-------------------------
5.376 - 5.500       2.28
-------------------------
5.501 - 5.625       0.53
-------------------------
5.626 - 5.750       0.21
-------------------------
5.751 - 5.875       0.09
-------------------------
6.626 - 6.750       0.12
-------------------------
Total:            100.00%
-------------------------

W.A.: 4.874
Lowest: 3.375
Highest: 6.750

--------------------------------------------------------------------------------

6. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          2.27%
------------------------

------------------------
750 - 799         41.10
------------------------
700 - 749         37.34
------------------------
650 - 699         17.02
------------------------
600 - 649          2.27
------------------------
Total:           100.00%
------------------------

W.A.: 736
Lowest: 621
Highest: 815

--------------------------------------------------------------------------------

7. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE               98.99%
-------------------------
GEMIC               0.65
-------------------------
UG                  0.17
-------------------------
RMIC                0.10
-------------------------
PMI                 0.09
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

8. Product Type

------------------------------
Product Type           Percent
------------------------------
5/25 12 MO LIBOR        67.40%
------------------------------
5YR IO 12 MO LIBOR      31.26
------------------------------
5/20 12 MO LIBOR         0.62
------------------------------
5/10 12 MO LIBOR         0.50
------------------------------
5/ 5 12 MO LIBOR         0.12
------------------------------
4/26 12 MO LIBOR         0.09
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

9. Index

------------------
Index      Percent
------------------
12ML       100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

10. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      63.01%
-------------------------------
Purchase                 26.36
-------------------------------
Refinance-Cashout        10.63
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------
Loan Type        Percent
------------------------
CONVENTIONAL     100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                67.96%
-------------------------
PUD Detach         20.70
-------------------------
Condo               8.71
-------------------------
PUD Attach          2.09
-------------------------
2-Family            0.32
-------------------------
3-Family            0.12
-------------------------
Co-Op               0.11
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary               95.23%
----------------------------
Secondary              3.91
----------------------------
Investor               0.86
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. Documentation

--------------------------
Documentation      Percent
--------------------------
Rapid               54.39%
--------------------------
Standard            28.06
--------------------------
Reduced             15.15
--------------------------
All Ready Home       2.16
--------------------------
Stated               0.14
--------------------------
No Ratio             0.11
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California      73.49%
----------------------
Illinois         4.74
----------------------
Florida          2.66
----------------------
Maryland         2.24
----------------------
Georgia          1.98
----------------------
Other           14.89
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------

--------------------
92651          1.55%
--------------------
95014          1.52
--------------------
94087          1.34
--------------------
94010          0.99
--------------------
90210          0.99
--------------------
Other         93.61
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. OLTV

-------------------------
OLTV              Percent
-------------------------
<= 20.00            0.79%
-------------------------
20.01 - 25.00       0.68
-------------------------
25.01 - 30.00       1.83
-------------------------
30.01 - 35.00       2.27
-------------------------
35.01 - 40.00       3.17
-------------------------
40.01 - 45.00       2.14
-------------------------
45.01 - 50.00       3.90
-------------------------
50.01 - 55.00       6.86
-------------------------
55.01 - 60.00       6.75
-------------------------
60.01 - 65.00       9.49
-------------------------
65.01 - 70.00      11.79
-------------------------
70.01 - 75.00      14.31
-------------------------
75.01 - 80.00      35.01
-------------------------
80.01 - 85.00       0.09
-------------------------
85.01 - 90.00       0.75
-------------------------
90.01 - 95.00       0.17
-------------------------
Total:            100.00%
-------------------------

W.A.: 66.15%
Lowest: 11.79%
Highest: 95.00%

--------------------------------------------------------------------------------

18. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
<= 20.00            0.79%
-------------------------
20.01 - 25.00       0.68
-------------------------
25.01 - 30.00       1.83
-------------------------
30.01 - 35.00       2.27
-------------------------
35.01 - 40.00       3.17
-------------------------
40.01 - 45.00       2.14
-------------------------
45.01 - 50.00       3.90
-------------------------
50.01 - 55.00       6.86
-------------------------
55.01 - 60.00       6.75
-------------------------
60.01 - 65.00       9.49
-------------------------
65.01 - 70.00      11.79
-------------------------
70.01 - 75.00      14.31
-------------------------
75.01 - 80.00      35.01
-------------------------
80.01 - 85.00       0.09
-------------------------
85.01 - 90.00       0.75
-------------------------
90.01 - 95.00       0.17
-------------------------
Total:            100.00%
-------------------------

W.A.: 66.10%
Lowest: 11.54%
Highest: 95.00%

--------------------------------------------------------------------------------

19. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

20. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                      99.89%
-----------------------------
1                       0.11
-----------------------------

-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

22. Prepayment Penalty Term

-----------------------------------
Prepayment Penalty Term     Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

23. Remaining Prepayment Term

-------------------------------------
Remaining Prepayment Term     Percent
-------------------------------------
0                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

--------------------------------------------------------------------------------

24. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                      99.90%
-----------------------------
Y                       0.10
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

25. Original Term

-------------------------
Original Term     Percent
-------------------------
120                 0.12%
-------------------------
180                 0.50
-------------------------
300                 0.62
-------------------------
360                98.76
-------------------------
Total:            100.00%
-------------------------

W.A.: 358.4 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
115 - 120                    0.12%
----------------------------------
175 - 180                    0.50
----------------------------------
295 - 300                    0.62
----------------------------------
355 - 360                   98.76
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 357.7 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    26.89%
---------------------------
1 - 6                73.11
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

28. Gross Margin

------------------------
Gross Margin     Percent
------------------------
2.250            100.00%
------------------------
Total:           100.00%
------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

29. Initial Cap (ARMs)

------------------------------
Initial Cap (ARMs)     Percent
------------------------------
5.000                  100.00%
------------------------------
Total:                 100.00%
------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

30. Periodic Cap (ARMs)

-------------------------------
Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

-------------------------------
Maximum Rate (ARMs)     Percent
-------------------------------
8.001 - 9.000             1.64%
-------------------------------
9.001 - 10.000           71.20
-------------------------------

-------------------------------
10.001 - 11.000          27.04
-------------------------------
11.001 - 12.000           0.12
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 9.874%
Lowest: 8.375%
Highest: 11.750%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

---------------------------
Cutoff Rollterm     Percent
---------------------------
43 - 48               0.09%
---------------------------
55 - 60              99.91
---------------------------
Total:              100.00%
---------------------------

W.A.: 59.2 months
Lowest: 48 months
Highest: 60 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 3
                                    7-1 ARMS

                                   137 records
                               Balance: 71,392,350
                                Jul 9, 2003 18:02

--------------------------------------------------------------------------------

1. Original Balance

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                           of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Original Balance          Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000           6      $ 2,061,098       2.89%    $344,219    5.044%   730      51.06%      360         359       1
--------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000          54       21,378,946      29.95      396,241    5.069    740      69.09       352         351       1
--------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000          32       15,983,361      22.39      499,853    5.172    749      66.91       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000          19       11,330,889      15.87      596,996    5.003    747      72.82       351         350       1
--------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000          14        9,918,109      13.89      708,850    5.125    735      64.48       343         343       1
--------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000           4        3,227,457       4.52      807,125    4.914    728      76.06       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000           4        3,560,369       4.99      890,875    5.194    713      58.39       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000         4        3,932,121       5.51      983,900    4.969    735      58.78       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
Total:                    137      $71,392,350     100.00%    $521,548    5.083%   740      67.25%      354         353       1
--------------------------------------------------------------------------------------------------------------------------------

Average: $521,547.98
Lowest: $333,200.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                           of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Gross                   Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Coupon                    Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
3.751 - 3.875               1      $   592,000       0.83%    $592,000    3.875%   747      76.39%      360         360       0
--------------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000               2          899,920       1.26      449,960    4.000    763      80.00       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250               3        1,345,082       1.88      449,333    4.250    758      65.58       280         279       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375               3        1,678,526       2.35      559,667    4.375    751      73.71       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500               6        3,372,736       4.72      562,330    4.500    761      74.50       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625               7        4,362,907       6.11      623,668    4.625    742      69.82       321         321       0
--------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750              14        6,591,896       9.23      471,266    4.750    730      63.83       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875              12        6,843,642       9.59      570,675    4.875    758      71.89       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000              14        6,119,699       8.57      437,512    5.000    750      65.57       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125              13        7,167,707      10.04      551,762    5.125    746      69.40       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250              15        7,551,400      10.58      503,773    5.250    745      65.41       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375              17        9,856,000      13.81      580,248    5.375    719      65.83       357         357       1
--------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500              17        8,226,150      11.52      484,618    5.500    740      66.95       342         342       1
--------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625               7        3,832,270       5.37      547,929    5.625    738      60.45       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750               4        1,829,088       2.56      457,750    5.750    737      60.52       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875               2        1,123,326       1.57      561,900    5.875    640      61.05       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Total:                    137      $71,392,350     100.00%    $521,548    5.083%   740      67.25%      354         353       1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 5.083%
Lowest: 3.875%
Highest: 5.875%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                           of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Credit Score              Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824                   5      $ 2,197,162       3.08%    $440,194    4.696%   803      63.49%      311         310       1
--------------------------------------------------------------------------------------------------------------------------------
775 - 799                  29       15,410,187      21.59      531,748    5.076    784      64.30       349         349       1
--------------------------------------------------------------------------------------------------------------------------------
750 - 774                  35       17,464,790      24.46      499,410    5.041    762      70.49       356         355       1
--------------------------------------------------------------------------------------------------------------------------------
725 - 749                  24       12,581,351      17.62      524,729    4.998    739      65.77       354         354       1
--------------------------------------------------------------------------------------------------------------------------------
700 - 724                  19       10,810,089      15.14      569,465    5.135    712      68.04       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
675 - 699                  13        6,814,262       9.54      524,573    5.149    689      69.08       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
650 - 674                   9        4,212,607       5.90      468,440    5.308    663      72.11       354         353       1
--------------------------------------------------------------------------------------------------------------------------------
625 - 649                   2        1,557,800       2.18      778,900    5.586    641      56.69       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
600 - 624                   1          344,102       0.48      344,516    5.000    621      39.83       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
Total:                    137      $71,392,350     100.00%    $521,548    5.083%   740      67.25%      354         353       1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 740
Lowest: 621
Highest: 806

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number      Aggregate   of Loans     Average                                  W.A.        W.A.
                           of         Current        by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage     Principal   Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Index                     Loans       Balance     Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
12ML                      137      $71,392,350    100.00%    $521,548    5.083%   740      67.25%      354         353       1
--------------------------------------------------------------------------------------------------------------------------------
Total:                    137      $71,392,350    100.00%    $521,548    5.083%   740      67.25%      354         353       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

---------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                           of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Loan Purpose              Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term        74      $38,826,877      54.39%    $525,141    5.194%   738      63.59%      353         352       1
---------------------------------------------------------------------------------------------------------------------------------
Purchase                   46       24,154,195      33.83      525,535    4.827    746      76.74       353         352       1
---------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout          17        8,411,278      11.78      495,122    5.300    734      56.88       360         359       1
---------------------------------------------------------------------------------------------------------------------------------
Total:                    137      $71,392,350     100.00%    $521,548    5.083%   740      67.25%      354         353       1
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                           of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Property Type             Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
SFR                        97      $52,494,271      73.53%    $541,553    5.096%   736      65.91%      356         356       1
--------------------------------------------------------------------------------------------------------------------------------
PUD Detach                 27       12,300,939      17.23      456,183    5.025    753      69.97       339         339       1
--------------------------------------------------------------------------------------------------------------------------------
Condo                      11        5,600,388       7.84      509,693    5.010    756      72.14       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
PUD Attach                  2          996,752       1.40      498,925    5.475    694      76.48       360         359       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total:                    137      $71,392,350     100.00%    $521,548    5.083%   740      67.25%      354         353       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                           of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Occupancy Status          Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                   129      $67,668,858      94.78%    $524,980    5.069%   741      67.03%      354         354       1
--------------------------------------------------------------------------------------------------------------------------------
Secondary                   6        2,910,803       4.08      485,617    5.251    730      73.89       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
Investor                    2          812,689       1.14      408,000    5.628    716      61.54       272         271       1
--------------------------------------------------------------------------------------------------------------------------------
Total:                    137      $71,392,350     100.00%    $521,548    5.083%   740      67.25%      354         353       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                           of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Geographic              Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Distribution              Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
California                 83      $44,257,739      61.99%    $533,662    5.130%   741      64.87%      356         355       1
--------------------------------------------------------------------------------------------------------------------------------
Virginia                   10        4,699,301       6.58      470,637    4.936    755      69.93       345         344       1
--------------------------------------------------------------------------------------------------------------------------------
Maryland                    6        3,031,200       4.25      505,480    4.910    726      73.64       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Florida                     7        3,005,617       4.21      430,210    4.897    761      67.88       300         299       1
--------------------------------------------------------------------------------------------------------------------------------
Washington                  4        1,882,914       2.64      470,870    4.826    719      76.37       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
District of Columbia        3        1,647,608       2.31      549,727    4.804    728      72.51       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
North Carolina              3        1,575,524       2.21      525,400    5.366    751      67.14       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Texas                       3        1,291,000       1.81      430,333    5.414    731      80.44       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Oregon                      2        1,240,456       1.74      620,650    4.651    785      65.99       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
Missouri                    2        1,029,900       1.44      514,950    5.560    689      62.93       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Nevada                      2          966,381       1.35      483,500    5.416    785      73.32       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
Georgia                     1          958,499       1.34      959,600    5.250    722      73.82       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts               1          772,000       1.08      772,000    4.375    756      80.00       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Arizona                     1          728,383       1.02      729,200    5.375    657      79.26       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
Illinois                    2          719,973       1.01      360,400    5.250    758      80.00       360         359       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Ohio                        1          700,000       0.98      700,000    4.875    756      53.85       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Hawaii                      1          699,216       0.98      700,000    5.375    694      70.00       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
Connecticut                 1          549,184       0.77      549,800    5.375    741      45.82       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
New Jersey                  1          499,920       0.70      499,920    4.000    759      80.00       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Kentucky                    1          388,000       0.54      388,000    5.250    694      77.60       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Other                       2          749,534       1.05      375,000    4.750    713      71.74       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Total:                    137      $71,392,350     100.00%    $521,548    5.083%   740      67.25%      354         353       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                           of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
County                  Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Distribution              Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                16      $ 8,439,961      11.82%    $527,958    5.075%   740      62.14%      340         339       1
--------------------------------------------------------------------------------------------------------------------------------
ORANGE                     14        7,654,898      10.72      547,204    5.240    724      69.10       357         356       1
--------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                   8        4,965,185       6.95      621,063    4.924    740      53.91       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                 7        3,995,458       5.60      571,302    5.136    740      62.59       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
ALAMEDA                     6        3,622,819       5.07      604,217    5.082    750      71.78       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO               6        3,298,187       4.62      550,275    5.099    770      64.30       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
FAIRFAX                     6        2,700,444       3.78      450,445    4.874    757      69.68       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA                5        2,482,743       3.48      497,123    5.221    754      79.31       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                   6        2,406,178       3.37      401,258    5.015    741      59.78       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
MARIN                       4        2,264,128       3.17      566,300    5.431    726      61.74       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Other                      59       29,562,348      41.41      501,497    5.048    738      70.66       351         351       1
--------------------------------------------------------------------------------------------------------------------------------
Total:                    137      $71,392,350     100.00%    $521,548    5.083%   740      67.25%      354         353       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                           of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Original LTV              Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00               2      $   894,619       1.25%    $447,500    5.158%   772      21.35%      360         360       0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00               1          905,531       1.27      906,500    5.625    734      29.24       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00               2          747,743       1.05      374,075    5.137    743      33.26       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00               3        1,689,845       2.37      564,505    5.324    719      39.07       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00               2        1,490,191       2.09      746,000    4.956    716      43.25       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00               4        1,845,634       2.59      461,950    5.139    754      47.74       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00               9        4,599,535       6.44      511,356    5.060    760      52.37       323         323       0
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00              14        7,826,313      10.96      559,459    5.213    734      57.06       346         346       0
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00              18        8,309,432      11.64      462,211    5.086    735      62.80       348         348       1
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              11        6,175,404       8.65      561,927    5.266    751      68.47       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00              14        8,567,678      12.00      612,678    5.105    738      73.65       351         351       1
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00              56       27,953,425      39.15      499,446    4.961    739      79.32       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00               1          387,000       0.54      387,000    5.625    747      81.47       360         360       0
--------------------------------------------------------------------------------------------------------------------------------
Total:                    137      $71,392,350     100.00%    $521,548    5.083%   740      67.25%      354         353       1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 67.25%
Lowest: 20.28%
Highest: 81.47%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate    of Loans     Average                                  W.A.        W.A.
                           of        Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Original Term             Loans      Balance      Balance     Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
120                         1      $   700,000       0.98%    $700,000    4.625%   781      51.85%      120         120       0
--------------------------------------------------------------------------------------------------------------------------------
180                         3        1,401,739       1.96      469,490    4.967    773      63.77       180         179       1
--------------------------------------------------------------------------------------------------------------------------------
300                         1          412,644       0.58      413,300    5.375    673      63.58       300         299       1
--------------------------------------------------------------------------------------------------------------------------------
360                       132       68,877,966      96.48      522,199    5.088    740      67.50       360         359       1
--------------------------------------------------------------------------------------------------------------------------------
Total:                    137      $71,392,350     100.00%    $521,548    5.083%   740      67.25%      354         353       1
--------------------------------------------------------------------------------------------------------------------------------

W.A.: 353.8 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 3
                         7-1 Arms - Northern California

                                   42 records
                               Balance: 23,588,032
                                Jul 9, 2003 18:03

--------------------------------------------------------------------------------

1. Northern CA

----------------------------------------
               Aggregate       Percent
                Current       of Loans
               Principal    by Principal
Northern CA     Balance        Balance
----------------------------------------
94024         $ 1,747,957        7.41%
----------------------------------------
94010           1,528,742        6.48
----------------------------------------
94539           1,498,400        6.35
----------------------------------------
94062           1,384,913        5.87
----------------------------------------
94526           1,238,560        5.25
----------------------------------------
95020             911,000        3.86
----------------------------------------
94945             899,000        3.81
----------------------------------------
95070             894,449        3.79
----------------------------------------
94114             750,000        3.18
----------------------------------------
94110             724,000        3.07
----------------------------------------
94070             680,000        2.88
----------------------------------------
94109             678,121        2.87
----------------------------------------
94550             621,819        2.64
----------------------------------------
95361             592,000        2.51
----------------------------------------
95014             582,515        2.47
----------------------------------------
94566             582,362        2.47
----------------------------------------
94960             549,426        2.33
----------------------------------------
94002             532,000        2.26
----------------------------------------
94611             512,239        2.17
----------------------------------------
94583             483,405        2.05
----------------------------------------
94901             454,502        1.93
----------------------------------------
94402             440,000        1.87
----------------------------------------
94104             435,202        1.85
----------------------------------------

----------------------------------------
94086             409,884        1.74
----------------------------------------
94588             408,000        1.73
----------------------------------------
94015             399,530        1.69
----------------------------------------
95747             390,582        1.66
----------------------------------------
94513             387,179        1.64
----------------------------------------
94503             381,788        1.62
----------------------------------------
94518             373,600        1.58
----------------------------------------
94123             364,000        1.54
----------------------------------------
96073             362,000        1.53
----------------------------------------
94941             361,200        1.53
----------------------------------------
94131             346,864        1.47
----------------------------------------
95035             344,102        1.46
----------------------------------------
93940             338,693        1.44
----------------------------------------
Total:        $23,588,032      100.00%
----------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 3
                    7-1 Arms - Northern & Southern California

                                   83 records
                               Balance: 44,257,739
                                Jul 9, 2003 18:04

--------------------------------------------------------------------------------

1. Concentration

-------------------------------------------------
Concentration           Balance     % of CA loans
-------------------------------------------------
Northern California   $23,588,032       53.30%
-------------------------------------------------
Southern California    20,669,708       46.70
-------------------------------------------------
Total:                $44,257,739      100.00%
-------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 3
                          7-1 ARMS Northern California
                            Collateral Summary Report

                                Jul 9, 2003 18:07

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $23,588,031.56
Loan Count: 42
Cut-off Date: 2003-07-01
Avg. Loan Balance: $561,619.80
Avg. Orig. Balance: $562,077.33
W.A. FICO*: 748
W.A. Orig. LTV: 64.65%
W.A. Cut-Off LTV: 64.61%
W.A. Gross Coupon: 5.083%
W.A. Net Coupon: 4.248%
W.A. Servicing Fee: 0.831%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 64.61%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 7.41%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         4.37%
-------------------------------
350,001 - 450,000        21.82
-------------------------------
450,001 - 550,000        19.24
-------------------------------
550,001 - 650,000        15.34
-------------------------------
650,001 - 750,000        15.18
-------------------------------

-------------------------------
850,001 - 950,000        11.44
-------------------------------
950,001 - 1,050,000      12.61
-------------------------------
Total:                  100.00%
-------------------------------

Average: $562,077.33
Lowest: $339,100.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         4.37%
-------------------------------
350,001 - 450,000        21.82
-------------------------------
450,001 - 550,000        19.24
-------------------------------
550,001 - 650,000        15.34
-------------------------------
650,001 - 750,000        15.18
-------------------------------
850,001 - 950,000        11.44
-------------------------------
950,001 - 1,050,000      12.61
-------------------------------
Total:                  100.00%
-------------------------------

Average: $561,619.80
Lowest: $338,692.55
Highest: $998,879.45

--------------------------------------------------------------------------------

4. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

5. Coupon

-------------------------
Coupon            Percent
-------------------------
3.751 - 3.875       2.51%
-------------------------
4.126 - 4.250       1.54
-------------------------

-------------------------
4.376 - 4.500       5.87
-------------------------
4.501 - 4.625       4.92
-------------------------
4.626 - 4.750      13.55
-------------------------
4.751 - 4.875       7.48
-------------------------
4.876 - 5.000       7.09
-------------------------
5.001 - 5.125      14.51
-------------------------
5.126 - 5.250       5.09
-------------------------
5.251 - 5.375      15.35
-------------------------
5.376 - 5.500      12.69
-------------------------
5.501 - 5.625       7.08
-------------------------
5.626 - 5.750       2.33
-------------------------
Total:            100.00%
-------------------------

W.A.: 5.083
Lowest: 3.875
Highest: 5.750

--------------------------------------------------------------------------------

6. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          3.30%
------------------------
750 - 799         53.02
------------------------
700 - 749         31.80
------------------------
650 - 699          6.61
------------------------
600 - 649          5.27
------------------------
Total:           100.00%
------------------------

W.A.: 748
Lowest: 621
Highest: 806

--------------------------------------------------------------------------------

7. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE              100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
7/23 12 MO LIBOR     100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

------------------
Index      Percent
------------------
12ML       100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

10. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      51.85%
-------------------------------
Purchase                 36.46
-------------------------------
Refinance-Cashout        11.69
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------
Loan Type        Percent
------------------------
CONVENTIONAL     100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Property Type

-------------------------
Property Type     Percent
-------------------------

-------------------------
SFR                85.23%
-------------------------
PUD Detach          8.51
-------------------------
Condo               6.26
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary              100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. Documentation

--------------------------
Documentation      Percent
--------------------------
Rapid               39.53%
--------------------------
Reduced             33.54
--------------------------
Standard            22.41
--------------------------
All Ready Home       4.53
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California     100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------
94024          7.41%
--------------------
94010          6.48
--------------------

--------------------
94539          6.35
--------------------
94062          5.87
--------------------
94526          5.25
--------------------
Other         68.63
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. OLTV

-------------------------
OLTV              Percent
-------------------------
20.01 - 25.00       2.25%
-------------------------
25.01 - 30.00       3.84
-------------------------
30.01 - 35.00       1.44
-------------------------
35.01 - 40.00       7.16
-------------------------
40.01 - 45.00       4.23
-------------------------
50.01 - 55.00       2.21
-------------------------
55.01 - 60.00      12.09
-------------------------
60.01 - 65.00       5.35
-------------------------
65.01 - 70.00      13.55
-------------------------
70.01 - 75.00       9.89
-------------------------
75.01 - 80.00      37.99
-------------------------
Total:            100.00%
-------------------------

W.A.: 64.65%
Lowest: 22.08%
Highest: 80.00%

--------------------------------------------------------------------------------

18. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
20.01 - 25.00       2.25%
-------------------------
25.01 - 30.00       3.84
-------------------------
30.01 - 35.00       1.44
-------------------------
35.01 - 40.00       7.16
-------------------------
40.01 - 45.00       4.23
-------------------------

-------------------------
50.01 - 55.00       2.21
-------------------------
55.01 - 60.00      12.09
-------------------------
60.01 - 65.00       5.35
-------------------------
65.01 - 70.00      13.55
-------------------------
70.01 - 75.00       9.89
-------------------------
75.01 - 80.00      37.99
-------------------------
Total:            100.00%
-------------------------

W.A.: 64.61%
Lowest: 22.08%
Highest: 80.00%

--------------------------------------------------------------------------------

19. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

20. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

22. Prepayment Penalty Term

-----------------------------------
Prepayment Penalty Term     Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

23. Remaining Prepayment Term

-------------------------------------
Remaining Prepayment Term     Percent
-------------------------------------
0                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

--------------------------------------------------------------------------------

24. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

25. Original Term

-------------------------
Original Term     Percent
-------------------------
360               100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
355 - 360                  100.00%
----------------------------------

----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 359.4 months
Lowest: 359 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    36.16%
---------------------------
1 - 6                63.84
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

28. Gross Margin

------------------------
Gross Margin     Percent
------------------------
2.250            100.00%
------------------------
Total:           100.00%
------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

29. Initial Cap (ARMs)

------------------------------
Initial Cap (ARMs)     Percent
------------------------------
5.000                  100.00%
------------------------------
Total:                 100.00%
------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

30. Periodic Cap (ARMs)

-------------------------------
Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

-------------------------------
Maximum Rate (ARMs)     Percent
-------------------------------
8.001 - 9.000             2.51%
-------------------------------
9.001 - 10.000           40.44
-------------------------------
10.001 - 11.000          57.05
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 10.083%
Lowest: 8.875%
Highest: 10.750%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

---------------------------
Cutoff Rollterm     Percent
---------------------------
79 - 84             100.00%
---------------------------
Total:              100.00%
---------------------------

W.A.: 83.4 months
Lowest: 83 months
Highest: 84 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 3
                          7-1 ARMS Southern California
                            Collateral Summary Report

                                Jul 9, 2003 18:07

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $20,669,707.81
Loan Count: 41
Cut-off Date: 2003-07-01
Avg. Loan Balance: $504,139.21
Avg. Orig. Balance: $504,554.35
W.A. FICO*: 732
W.A. Orig. LTV: 65.12%
W.A. Cut-Off LTV: 65.07%
W.A. Gross Coupon: 5.185%
W.A. Net Coupon: 4.264%
W.A. Servicing Fee: 0.917%
W.A. Orig. Term: 351 months
W.A. Rem. Term: 350 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 65.07%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 6.06%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000       3.38%
-----------------------------
350,001 - 450,000      28.69
-----------------------------
450,001 - 550,000      26.58
-----------------------------
550,001 - 650,000      22.98
-----------------------------
650,001 - 750,000      10.40
-----------------------------
750,001 - 850,000       7.96
-----------------------------

-----------------------------
Total:                100.00%
-----------------------------

Average: $504,554.35
Lowest: $349,500.00
Highest: $840,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
250,001 - 350,000       3.38%
-----------------------------
350,001 - 450,000      28.69
-----------------------------
450,001 - 550,000      26.58
-----------------------------
550,001 - 650,000      22.98
-----------------------------
650,001 - 750,000      10.40
-----------------------------
750,001 - 850,000       7.96
-----------------------------
Total:                100.00%
-----------------------------

Average: $504,139.21
Lowest: $349,080.05
Highest: $840,000.00

--------------------------------------------------------------------------------

4. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

5. Coupon

-------------------------
Coupon            Percent
-------------------------
4.126 - 4.250       1.86%
-------------------------
4.376 - 4.500       5.07
-------------------------
4.501 - 4.625       5.21
-------------------------
4.626 - 4.750       2.03
-------------------------
4.751 - 4.875       7.16
-------------------------

-------------------------
4.876 - 5.000      11.95
-------------------------
5.001 - 5.125      12.71
-------------------------
5.126 - 5.250      15.33
-------------------------
5.251 - 5.375      11.17
-------------------------
5.376 - 5.500      14.82
-------------------------
5.501 - 5.625       6.52
-------------------------
5.626 - 5.750       6.19
-------------------------
Total:            100.00%
-------------------------

W.A.: 5.185
Lowest: 4.250
Highest: 5.750

--------------------------------------------------------------------------------

6. Credit Score

------------------------
Credit Score     Percent
------------------------
750 - 799         33.16%
------------------------
700 - 749         51.13
------------------------
650 - 699         15.71
------------------------
Total:           100.00%
------------------------

W.A.: 732
Lowest: 665
Highest: 791

--------------------------------------------------------------------------------

7. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE              100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
7/23 12 MO LIBOR      94.62%
----------------------------

----------------------------
7/ 3 12 MO LIBOR       3.39
----------------------------
7/18 12 MO LIBOR       2.00
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

------------------
Index      Percent
------------------
12ML       100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

10. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      65.61%
-------------------------------
Purchase                 22.80
-------------------------------
Refinance-Cashout        11.59
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------
Loan Type        Percent
------------------------
CONVENTIONAL     100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                67.49%
-------------------------
PUD Detach         22.94
-------------------------
PUD Attach          4.82
-------------------------
Condo               4.75
-------------------------

-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary               94.17%
----------------------------
Secondary              3.81
----------------------------
Investor               2.01
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. Documentation

-------------------------
Documentation     Percent
-------------------------
Rapid              50.66%
-------------------------
Reduced            27.95
-------------------------
Standard           21.39
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California     100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------
92629          6.06%
--------------------
92648          4.79
--------------------
92869          4.56
--------------------
92009          4.01
--------------------

--------------------
92653          3.90
--------------------
Other         76.68
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. OLTV

-------------------------
OLTV              Percent
-------------------------
20.01 - 25.00       1.76%
-------------------------
30.01 - 35.00       1.98
-------------------------
40.01 - 45.00       2.38
-------------------------
45.01 - 50.00       6.27
-------------------------
50.01 - 55.00      11.97
-------------------------
55.01 - 60.00      15.69
-------------------------
60.01 - 65.00      12.93
-------------------------
70.01 - 75.00      12.05
-------------------------
75.01 - 80.00      34.96
-------------------------
Total:            100.00%
-------------------------

W.A.: 65.12%
Lowest: 20.28%
Highest: 80.00%

--------------------------------------------------------------------------------

18. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
20.01 - 25.00       1.76%
-------------------------
30.01 - 35.00       1.98
-------------------------
40.01 - 45.00       2.38
-------------------------
45.01 - 50.00       6.27
-------------------------
50.01 - 55.00      11.97
-------------------------
55.01 - 60.00      15.69
-------------------------
60.01 - 65.00      12.93
-------------------------
70.01 - 75.00      13.98
-------------------------
75.01 - 80.00      33.04
-------------------------

-------------------------
Total:            100.00%
-------------------------

W.A.: 65.07%
Lowest: 20.26%
Highest: 80.00%

--------------------------------------------------------------------------------

19. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

20. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

22. Prepayment Penalty Term

-----------------------------------
Prepayment Penalty Term     Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

23. Remaining Prepayment Term

-------------------------------------
Remaining Prepayment Term     Percent
-------------------------------------
0                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

--------------------------------------------------------------------------------

24. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

25. Original Term

-------------------------
Original Term     Percent
-------------------------
120                 3.39%
-------------------------
300                 2.00
-------------------------
360                94.62
-------------------------
Total:            100.00%
-------------------------

W.A.: 350.7 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
115 - 120                    3.39%
----------------------------------
295 - 300                    2.00
----------------------------------
355 - 360                   94.62
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 350.0 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    29.14%
---------------------------
1 - 6                70.86
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

28. Gross Margin

------------------------
Gross Margin     Percent
------------------------
2.250            100.00%
------------------------
Total:           100.00%
------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

29. Initial Cap (ARMs)

------------------------------
Initial Cap (ARMs)     Percent
------------------------------
5.000                  100.00%
------------------------------
Total:                 100.00%
------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

30. Periodic Cap (ARMs)

-------------------------------
Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

-------------------------------
Maximum Rate (ARMs)     Percent
-------------------------------
9.001 - 10.000           33.26%
-------------------------------
10.001 - 11.000          66.74
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 10.185%
Lowest: 9.250%
Highest: 10.750%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

---------------------------
Cutoff Rollterm     Percent
---------------------------
79 - 84             100.00%
---------------------------
Total:              100.00%
---------------------------

W.A.: 83.3 months
Lowest: 83 months
Highest: 84 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-G Group 3
                                    7-1 ARMS
                            Collateral Summary Report

                                Jul 9, 2003 18:02

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $71,392,349.65
Loan Count: 137
Cut-off Date: 2003-07-01
Avg. Loan Balance: $521,112.04
Avg. Orig. Balance: $521,547.98
W.A. FICO*: 740
W.A. Orig. LTV: 67.25%
W.A. Cut-Off LTV: 67.19%
W.A. Gross Coupon: 5.083%
W.A. Net Coupon: 4.248%
W.A. Servicing Fee: 0.831%
W.A. Orig. Term: 354 months
W.A. Rem. Term: 353 months
W.A. Age: 1 months
% over 80 COLTV: 0.54%
% over 100 COLTV: 0.00%
% with PMI: 0.54%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 67.14%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.45%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         2.89%
-------------------------------
350,001 - 450,000        29.95
-------------------------------
450,001 - 550,000        22.39
-------------------------------
550,001 - 650,000        15.87
-------------------------------
650,001 - 750,000        13.89
-------------------------------

-------------------------------
750,001 - 850,000         4.52
-------------------------------
850,001 - 950,000         4.99
-------------------------------
950,001 - 1,050,000       5.51
-------------------------------
Total:                  100.00%
-------------------------------

Average: $521,547.98
Lowest: $333,200.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         2.89%
-------------------------------
350,001 - 450,000        29.95
-------------------------------
450,001 - 550,000        22.39
-------------------------------
550,001 - 650,000        15.87
-------------------------------
650,001 - 750,000        13.89
-------------------------------
750,001 - 850,000         4.52
-------------------------------
850,001 - 950,000         4.99
-------------------------------
950,001 - 1,050,000       5.51
-------------------------------
Total:                  100.00%
-------------------------------

Average: $521,112.04
Lowest: $332,780.79
Highest: $998,879.45

--------------------------------------------------------------------------------

4. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

5. Coupon

-------------------------
Coupon            Percent
-------------------------

-------------------------
3.751 - 3.875       0.83%
-------------------------
3.876 - 4.000       1.26
-------------------------
4.126 - 4.250       1.88
-------------------------
4.251 - 4.375       2.35
-------------------------
4.376 - 4.500       4.72
-------------------------
4.501 - 4.625       6.11
-------------------------
4.626 - 4.750       9.23
-------------------------
4.751 - 4.875       9.59
-------------------------
4.876 - 5.000       8.57
-------------------------
5.001 - 5.125      10.04
-------------------------
5.126 - 5.250      10.58
-------------------------
5.251 - 5.375      13.81
-------------------------
5.376 - 5.500      11.52
-------------------------
5.501 - 5.625       5.37
-------------------------
5.626 - 5.750       2.56
-------------------------
5.751 - 5.875       1.57
-------------------------
Total:            100.00%
-------------------------

W.A.: 5.083
Lowest: 3.875
Highest: 5.875

--------------------------------------------------------------------------------

6. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          3.08%
------------------------
750 - 799         46.05
------------------------
700 - 749         32.76
------------------------
650 - 699         15.45
------------------------
600 - 649          2.66
------------------------
Total:           100.00%
------------------------

W.A.: 740
Lowest: 621
Highest: 806

--------------------------------------------------------------------------------

7. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE               99.46%
-------------------------
GEMIC               0.54
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
7/23 12 MO LIBOR      96.48%
----------------------------
7/ 8 12 MO LIBOR       1.96
----------------------------
7/ 3 12 MO LIBOR       0.98
----------------------------
7/18 12 MO LIBOR       0.58
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

------------------
Index      Percent
------------------
12ML       100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

10. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      54.39%
-------------------------------
Purchase                 33.83
-------------------------------
Refinance-Cashout        11.78
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------
Loan Type        Percent
------------------------
CONVENTIONAL     100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                73.53%
-------------------------
PUD Detach         17.23
-------------------------
Condo               7.84
-------------------------
PUD Attach          1.40
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary               94.78%
----------------------------
Secondary              4.08
----------------------------
Investor               1.14
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. Documentation

--------------------------
Documentation      Percent
--------------------------
Rapid               39.84%
--------------------------
Reduced             32.04
--------------------------
Standard            26.63
--------------------------
All Ready Home       1.50
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California      61.99%
----------------------
Virginia         6.58
----------------------
Maryland         4.25
----------------------
Florida          4.21
----------------------
Washington       2.64
----------------------
Other           20.33
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------
94024          2.45%
--------------------
94010          2.14
--------------------
94539          2.10
--------------------
94062          1.94
--------------------
92629          1.75
--------------------
Other         89.62
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. OLTV

-------------------------
OLTV              Percent
-------------------------
20.01 - 25.00       1.25%
-------------------------
25.01 - 30.00       1.27
-------------------------
30.01 - 35.00       1.05
-------------------------
35.01 - 40.00       2.37
-------------------------
40.01 - 45.00       2.09
-------------------------
45.01 - 50.00       2.59
-------------------------
50.01 - 55.00       6.44
-------------------------
55.01 - 60.00      10.96
-------------------------

-------------------------
60.01 - 65.00      11.64
-------------------------
65.01 - 70.00       8.65
-------------------------
70.01 - 75.00      12.00
-------------------------
75.01 - 80.00      39.15
-------------------------
80.01 - 85.00       0.54
-------------------------
Total:            100.00%
-------------------------

W.A.: 67.25%
Lowest: 20.28%
Highest: 81.47%

--------------------------------------------------------------------------------

18. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
20.01 - 25.00       1.25%
-------------------------
25.01 - 30.00       1.27
-------------------------
30.01 - 35.00       1.05
-------------------------
35.01 - 40.00       2.37
-------------------------
40.01 - 45.00       2.09
-------------------------
45.01 - 50.00       2.59
-------------------------
50.01 - 55.00       6.44
-------------------------
55.01 - 60.00      10.96
-------------------------
60.01 - 65.00      11.64
-------------------------
65.01 - 70.00       9.61
-------------------------
70.01 - 75.00      11.60
-------------------------
75.01 - 80.00      38.60
-------------------------
80.01 - 85.00       0.54
-------------------------
Total:            100.00%
-------------------------

W.A.: 67.19%
Lowest: 20.26%
Highest: 81.47%

--------------------------------------------------------------------------------

19. Delinquency*

------------------------
Delinquency*     Percent
------------------------

------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

20. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

22. Prepayment Penalty Term

-----------------------------------
Prepayment Penalty Term     Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

23. Remaining Prepayment Term

-------------------------------------
Remaining Prepayment Term     Percent
-------------------------------------
0                             100.00%
-------------------------------------
Total:                        100.00%
-------------------------------------

--------------------------------------------------------------------------------

24. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

25. Original Term

-------------------------
Original Term     Percent
-------------------------
120                 0.98%
-------------------------
180                 1.96
-------------------------
300                 0.58
-------------------------
360                96.48
-------------------------
Total:            100.00%
-------------------------

W.A.: 353.8 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
115 - 120                    0.98%
----------------------------------
175 - 180                    1.96
----------------------------------
295 - 300                    0.58
----------------------------------
355 - 360                   96.48
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 353.1 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------

---------------------------
0                    36.79%
---------------------------
1 - 6                63.21
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

28. Gross Margin

------------------------
Gross Margin     Percent
------------------------
2.250            100.00%
------------------------
Total:           100.00%
------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

29. Initial Cap (ARMs)

------------------------------
Initial Cap (ARMs)     Percent
------------------------------
5.000                  100.00%
------------------------------
Total:                 100.00%
------------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

30. Periodic Cap (ARMs)

-------------------------------
Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

-------------------------------
Maximum Rate (ARMs)     Percent
-------------------------------
8.001 - 9.000             2.09%
-------------------------------
9.001 - 10.000           42.46
-------------------------------
10.001 - 11.000          55.45
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 10.083%
Lowest: 8.875%
Highest: 10.875%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

---------------------------
Cutoff Rollterm     Percent
---------------------------
79 - 84             100.00%
---------------------------
Total:              100.00%
---------------------------

W.A.: 83.4 months
Lowest: 82 months
Highest: 84 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-G
                                      Total

                                  1,274 records
                              Balance: 673,986,157
                                Jul 9, 2003 18:13

--------------------------------------------------------------------------------

1. Original Balance

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Percent
                          Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                            of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                         Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Original Balance           Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
<= 250,000                     2    $    255,695      0.04%    $  128,125   4.514%    721     64.37%       360        358        2
-----------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000             75      25,480,646      3.78        340,124   4.804     732     68.86        355        354        1
-----------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000            459     183,565,363     27.24        400,337   4.756     736     69.25        358        357        1
-----------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000            311     154,392,642     22.91        496,894   4.709     740     69.01        358        358        1
-----------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000            192     115,106,959     17.08        599,945   4.705     739     67.88        358        357        1
-----------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000            106      75,036,606     11.13        708,439   4.766     726     66.42        358        357        1
-----------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000             41      33,100,363      4.91        807,853   4.809     748     60.88        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000             32      28,945,742      4.29        905,110   4.782     732     59.91        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000           42      41,494,932      6.16        988,868   4.737     738     57.88        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000          5       5,581,294      0.83      1,116,800   4.901     715     52.55        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000          9      11,025,916      1.64      1,225,611   4.727     731     56.42        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,274    $673,986,157    100.00%    $  529,490   4.743%    737     66.77%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------

Average: $529,490.34
Lowest: $95,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Percent
                          Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                            of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                         Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Gross Coupon               Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
3.251 - 3.375                  1    $    549,115      0.08%      $550,000   3.375%    683     61.11%       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500                  1         399,370      0.06        400,000   3.500     726     80.00        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625                  2       1,350,000      0.20        675,000   3.625     698     43.35        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750                 11       6,517,663      0.97        592,982   3.750     762     63.13        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
3.751 - 3.875                 27      13,131,691      1.95        486,746   3.875     744     62.28        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000                 40      20,152,525      2.99        504,295   4.000     734     71.51        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125                 52      28,305,802      4.20        544,720   4.125     731     70.00        356        356        0
-----------------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250                 67      33,699,488      5.00        503,637   4.250     744     66.02        355        354        1
-----------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375                 81      41,345,022      6.13        510,963   4.375     736     69.93        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500                151      81,059,088     12.03        537,338   4.500     744     66.62        359        358        1
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625                126      67,113,585      9.96        533,119   4.625     737     68.27        357        357        1
-----------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750                161      84,837,629     12.59        527,464   4.750     741     66.62        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                142      78,914,128     11.71        556,114   4.875     733     66.41        356        355        1
-----------------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000                120      64,196,572      9.52        535,370   5.000     735     69.28        359        358        1
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125                 92      49,269,750      7.31        535,920   5.125     732     65.77        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                 84      42,933,010      6.37        511,470   5.250     735     63.72        359        358        1
-----------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                 59      31,925,421      4.74        541,518   5.375     727     64.50        357        356        1
-----------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500                 36      17,603,962      2.61        489,524   5.500     736     63.69        352        351        1
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625                 11       6,004,376      0.89        546,318   5.625     722     56.09        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                  6       2,708,418      0.40        451,800   5.750     737     58.18        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                  3       1,482,959      0.22        494,600   5.875     649     65.65        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750                  1         486,581      0.07        487,000   6.750     750     79.84        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,274    $673,986,157    100.00%      $529,490   4.743%    737     66.77%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.743%
Lowest: 3.375%
Highest: 6.750%

--------------------------------------------------------------------------------

3. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Percent
                          Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                            of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                         Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Credit Score               Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
800 - 824                     30    $ 14,670,528      2.18%      $489,516   4.794%    807     58.77%       351        350        1
-----------------------------------------------------------------------------------------------------------------------------------
775 - 799                    209     110,331,736     16.37        528,330   4.747     784     63.08        357        356        1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
750 - 774                    322     167,896,321     24.91        521,914   4.710     762     66.73        359        358        1
-----------------------------------------------------------------------------------------------------------------------------------
725 - 749                    255     133,580,549     19.82        524,297   4.667     738     69.02        359        358        1
-----------------------------------------------------------------------------------------------------------------------------------
700 - 724                    223     124,890,088     18.53        560,470   4.781     713     67.44        359        358        1
-----------------------------------------------------------------------------------------------------------------------------------
675 - 699                    125      67,583,329     10.03        541,171   4.789     689     66.70        359        358        1
-----------------------------------------------------------------------------------------------------------------------------------
650 - 674                     79      39,297,218      5.83        497,872   4.845     663     70.19        356        355        1
-----------------------------------------------------------------------------------------------------------------------------------
625 - 649                     25      12,761,061      1.89        510,861   4.876     637     68.81        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
600 - 624                      6       2,975,328      0.44        496,253   4.948     622     63.49        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,274    $673,986,157    100.00%      $529,490   4.743%    737     66.77%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 737
Lowest: 620
Highest: 815

--------------------------------------------------------------------------------

4. Index

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Percent
                          Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                            of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                         Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Index                      Loans       Balance      Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
12ML                       1,274    $673,986,157    100.00%      $529,490   4.743%    737     66.77%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,274    $673,986,157    100.00%      $529,490   4.743%    737     66.77%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Percent
                          Number     Aggregate      of Loans     Average                                  W.A.        W.A.
                            of        Current          by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                         Mortgage    Principal     Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Loan Purpose               Loans      Balance       Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term          783    $421,437,671     62.53%      $538,744   4.758%    736     63.47%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                     339     177,256,160     26.30        523,259   4.660     738     76.93        358        358        1
-----------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout            152      75,292,326     11.17        495,720   4.849     738     61.29        358        357        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,274    $673,986,157    100.00%      $529,490   4.743%    737     66.77%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Percent
                          Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                            of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                         Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Property Type              Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
SFR                          880    $473,397,365     70.24%      $538,414   4.742%    737     65.84%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------
PUD Detach                   242     127,305,982     18.89        526,454   4.717     734     66.94        358        357        1
-----------------------------------------------------------------------------------------------------------------------------------
Condo                        115      55,735,914      8.27        485,105   4.799     743     71.81        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
PUD Attach                    30      13,431,801      1.99        448,689   4.790     732     74.27        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
2-Family                       4       2,539,536      0.38        635,250   4.675     727     76.40        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
3-Family                       2       1,127,558      0.17        564,060   4.613     699     73.20        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
Co-Op                          1         448,000      0.07        448,000   4.625     670     80.00        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,274    $673,986,157    100.00%      $529,490   4.743%    737     66.77%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Percent
                          Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                            of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                         Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Occupancy Status           Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary                    1,215    $643,334,036     95.45%      $529,950   4.735%    736     66.68%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------
Secondary                     43      24,491,721      3.63        570,101   4.804     742     69.39        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Investor                      16       6,160,400      0.91        385,443   5.245     739     65.64        348        348        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,274    $673,986,157    100.00%      $529,490   4.743%    737     66.77%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Percent
                           Number      Aggregate     of Loans    Average                                  W.A.        W.A.
                             of         Current         by       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                          Mortgage     Principal    Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Geographic Distribution     Loans       Balance      Balance     Balance    Coupon   Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
California                    913    $490,784,511     72.82%     $538,003   4.755%    738     66.29%       358        358       1
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                       60      31,315,899      4.65       522,460   4.609     740     64.29        359        358       1
-----------------------------------------------------------------------------------------------------------------------------------
Florida                        36      18,204,405      2.70       506,322   4.574     742     72.24        347        346       1
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                       32      14,917,827      2.21       466,624   4.780     744     66.64        355        354       1
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Maryland                       28      14,642,078      2.17       523,374    4.721     721     65.12        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Arizona                        21      12,970,258      1.92       617,929    4.792     716     64.22        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                 23      11,493,535      1.71       500,688    4.803     721     67.08        352        351       1
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                  21      10,823,795      1.61       515,902    4.676     735     69.23        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Georgia                        19       9,828,549      1.46       517,651    4.870     727     67.77        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Colorado                       17       8,266,247      1.23       486,685    4.679     737     69.73        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Washington                     16       7,772,238      1.15       486,019    4.761     729     72.54        360        360       0
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                 13       6,515,909      0.97       501,708    4.583     730     67.05        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Texas                          11       5,841,224      0.87       531,391    4.843     719     76.85        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia           11       5,238,034      0.78       476,562    4.773     748     73.43        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Kansas                          6       2,801,269      0.42       467,468    4.746     715     76.16        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Missouri                        6       2,670,569      0.40       445,383    4.931     710     72.08        360        360       0
------------------------------------------------------------------------------------------------------------------------------------
Oregon                          4       2,044,993      0.30       511,575    4.668     760     66.00        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                      4       1,986,809      0.29       496,832    4.443     750     70.99        360        360       0
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                       5       1,954,953      0.29       391,200    4.646     706     72.76        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Nevada                          4       1,921,381      0.29       480,500    5.204     762     73.61        360        360       0
------------------------------------------------------------------------------------------------------------------------------------
Other                          24      11,991,674      1.78       500,078    4.681     745     66.51        360        359       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,274    $673,986,157    100.00%     $529,490    4.743%    737     66.77%       358        357       1
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Percent
                          Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                            of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                         Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
County Distribution        Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                  239    $123,244,735     18.29%      $516,147   4.578%    744     69.04%       360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                  113      64,308,799      9.54        569,607   4.821     734     61.44        356        355        1
-----------------------------------------------------------------------------------------------------------------------------------
ORANGE                        97      58,674,615      8.71        605,371   4.764     738     61.90        356        356        1
-----------------------------------------------------------------------------------------------------------------------------------
ALAMEDA                       99      49,000,101      7.27        495,470   4.682     732     69.63        359        358        1
-----------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                     81      46,357,488      6.88        572,793   4.875     739     64.72        359        359        1
-----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                     65      35,386,488      5.25        544,736   4.812     735     64.72        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA                  49      25,462,076      3.78        519,977   4.912     737     68.74        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                 46      24,971,844      3.71        543,215   4.919     740     69.85        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
COOK                          43      22,628,498      3.36        526,835   4.599     734     64.46        359        358        1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MARIN                         24      14,327,477      2.13        597,383   5.000     738     58.15        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Other                        418     209,624,036     31.10        501,941   4.739     733     68.79        357        356        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,274    $673,986,157    100.00%      $529,490   4.743%    737     66.77%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Percent
                          Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                            of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                         Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Original LTV               Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                  2    $    648,145      0.10%      $327,500   4.876%    703     12.81%       360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                  6       3,093,846      0.46        516,028   4.842     773     17.60        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                  8       4,667,953      0.69        583,869   4.746     760     23.54        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                 15      10,761,628      1.60        718,073   4.874     739     28.46        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                 19      11,220,920      1.66        590,988   4.942     735     32.54        353        352        1
-----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                 31      19,567,913      2.90        631,828   4.786     743     37.37        354        353        1
-----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                 28      15,765,441      2.34        563,431   4.671     752     42.68        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                 53      30,925,632      4.59        584,188   4.666     749     48.08        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                 77      41,109,616      6.10        534,225   4.823     748     52.62        355        354        1
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                 87      47,772,180      7.09        549,569   4.742     734     57.63        358        357        1
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                117      63,411,596      9.41        542,436   4.773     734     62.73        357        356        1
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                138      77,682,432     11.53        563,346   4.722     732     68.23        359        358        1
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                167      92,580,123     13.74        554,889   4.798     730     73.32        357        356        1
-----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                505     246,284,880     36.54        488,126   4.702     736     79.27        359        359        1
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                  2         752,081      0.11        376,041   5.504     762     81.30        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                 15       6,270,136      0.93        418,327   4.649     714     89.54        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                  4       1,471,635      0.22        368,163   4.644     742     94.92        360        358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,274    $673,986,157    100.00%      $529,490   4.743%    737     66.77%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 66.77%
Lowest: 11.79%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Percent
                          Number      Aggregate     of Loans     Average                                  W.A.        W.A.
                            of         Current         by       Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                         Mortgage     Principal    Principal    Principal    Gross    FICO   Original    Term to    Term to    Loan
Original Term              Loans       Balance      Balance      Balance    Coupon   Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
120                            2    $  1,196,758      0.18%      $600,000   4.729%    786     45.15%       120        120        0
-----------------------------------------------------------------------------------------------------------------------------------
180                            9       4,075,333      0.60        454,262   4.808     730     64.96        180        179        1
-----------------------------------------------------------------------------------------------------------------------------------
240                            1         394,980      0.06        396,000   4.500     763     70.09        240        239        1
-----------------------------------------------------------------------------------------------------------------------------------
300                            6       2,958,638      0.44        493,789   5.007     737     64.91        300        299        1
-----------------------------------------------------------------------------------------------------------------------------------
360                        1,256     665,360,447     98.72        530,194   4.741     736     66.83        360        359        1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,274    $673,986,157    100.00%      $529,490   4.743%    737     66.77%       358        357        1
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 358.2 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-G
                           Total - Northern California

                                   596 records
                              Balance: 311,555,702
                                Jul 9, 2003 18:14

--------------------------------------------------------------------------------

1. Northern CA

-----------------------------------------
                Aggregate       Percent
                 Current       of Loans
                Principal    by Principal
Northern CA      Balance        Balance
-----------------------------------------
95014         $ 16,071,099        5.16%
-----------------------------------------
94539           13,876,460        4.45
-----------------------------------------
95070            8,911,330        2.86
-----------------------------------------
94010            8,667,142        2.78
-----------------------------------------
95129            8,101,754        2.60
-----------------------------------------
94087            6,879,260        2.21
-----------------------------------------
95035            5,738,460        1.84
-----------------------------------------
95135            5,630,544        1.81
-----------------------------------------
94566            5,046,633        1.62
-----------------------------------------
94024            5,021,680        1.61
-----------------------------------------
94022            4,678,116        1.50
-----------------------------------------
94110            4,551,287        1.46
-----------------------------------------
94583            4,528,909        1.45
-----------------------------------------
94070            4,204,797        1.35
-----------------------------------------
95138            4,077,898        1.31
-----------------------------------------
94404            4,037,876        1.30
-----------------------------------------
94941            3,766,295        1.21
-----------------------------------------
95124            3,631,707        1.17
-----------------------------------------
95032            3,604,594        1.16
-----------------------------------------
94062            3,352,636        1.08
-----------------------------------------
95476            3,228,621        1.04
-----------------------------------------
94025            3,086,195        0.99
-----------------------------------------
95120            3,066,502        0.98
-----------------------------------------

-----------------------------------------
94131            2,997,665        0.96
-----------------------------------------
94303            2,987,061        0.96
-----------------------------------------
94588            2,960,339        0.95
-----------------------------------------
94114            2,937,965        0.94
-----------------------------------------
94117            2,927,465        0.94
-----------------------------------------
95008            2,901,863        0.93
-----------------------------------------
94611            2,887,496        0.93
-----------------------------------------
94306            2,881,877        0.92
-----------------------------------------
94506            2,880,929        0.92
-----------------------------------------
95030            2,850,520        0.91
-----------------------------------------
94526            2,684,382        0.86
-----------------------------------------
95051            2,643,364        0.85
-----------------------------------------
94901            2,636,889        0.85
-----------------------------------------
94558            2,484,057        0.80
-----------------------------------------
94027            2,428,538        0.78
-----------------------------------------
94555            2,415,529        0.78
-----------------------------------------
94920            2,396,793        0.77
-----------------------------------------
94402            2,374,166        0.76
-----------------------------------------
94507            2,320,344        0.74
-----------------------------------------
94550            2,307,181        0.74
-----------------------------------------
95020            2,258,027        0.72
-----------------------------------------
94587            2,251,355        0.72
-----------------------------------------
94563            2,231,033        0.72
-----------------------------------------
94301            2,194,018        0.70
-----------------------------------------
95148            2,182,168        0.70
-----------------------------------------
95136            2,176,982        0.70
-----------------------------------------
94536            2,175,812        0.70
-----------------------------------------
94065            2,125,566        0.68
-----------------------------------------
94523            2,114,917        0.68
-----------------------------------------
95131            2,011,848        0.65
-----------------------------------------
95121            2,006,604        0.64
-----------------------------------------
95128            1,986,175        0.64
-----------------------------------------
95472            1,979,480        0.64
-----------------------------------------
94705            1,978,121        0.63
-----------------------------------------
94960            1,953,663        0.63
-----------------------------------------

-----------------------------------------
94403            1,939,990        0.62
-----------------------------------------
95060            1,833,324        0.59
-----------------------------------------
94019            1,805,000        0.58
-----------------------------------------
95037            1,778,665        0.57
-----------------------------------------
94002            1,772,443        0.57
-----------------------------------------
94109            1,727,397        0.55
-----------------------------------------
94080            1,726,562        0.55
-----------------------------------------
94107            1,666,581        0.53
-----------------------------------------
95054            1,585,683        0.51
-----------------------------------------
94618            1,584,850        0.51
-----------------------------------------
94556            1,516,150        0.49
-----------------------------------------
94568            1,459,635        0.47
-----------------------------------------
95123            1,458,407        0.47
-----------------------------------------
95134            1,428,710        0.46
-----------------------------------------
94118            1,428,231        0.46
-----------------------------------------
94061            1,422,000        0.46
-----------------------------------------
94104            1,389,914        0.45
-----------------------------------------
94086            1,375,581        0.44
-----------------------------------------
94518            1,365,100        0.44
-----------------------------------------
95130            1,292,267        0.41
-----------------------------------------
94014            1,256,000        0.40
-----------------------------------------
95118            1,251,980        0.40
-----------------------------------------
94544            1,209,073        0.39
-----------------------------------------
94040            1,201,941        0.39
-----------------------------------------
94574            1,170,559        0.38
-----------------------------------------
94542            1,170,100        0.38
-----------------------------------------
94538            1,150,389        0.37
-----------------------------------------
94103            1,065,000        0.34
-----------------------------------------
94123              992,000        0.32
-----------------------------------------
94551              985,304        0.32
-----------------------------------------
94018              985,000        0.32
-----------------------------------------
95669              975,000        0.31
-----------------------------------------
95125              971,500        0.31
-----------------------------------------
94015              946,730        0.30
-----------------------------------------
94043              943,984        0.30
-----------------------------------------

-----------------------------------------
94030              943,500        0.30
-----------------------------------------
94108              937,554        0.30
-----------------------------------------
95003              919,431        0.30
-----------------------------------------
94945              899,000        0.29
-----------------------------------------
94947              892,450        0.29
-----------------------------------------
94517              890,953        0.29
-----------------------------------------
94115              889,387        0.29
-----------------------------------------
95746              884,609        0.28
-----------------------------------------
94598              860,379        0.28
-----------------------------------------
95126              854,397        0.27
-----------------------------------------
94706              851,800        0.27
-----------------------------------------
94549              846,051        0.27
-----------------------------------------
95117              828,471        0.27
-----------------------------------------
95050              791,000        0.25
-----------------------------------------
94510              783,484        0.25
-----------------------------------------
95747              770,058        0.25
-----------------------------------------
94602              749,078        0.24
-----------------------------------------
94952              735,053        0.24
-----------------------------------------
94514              730,351        0.23
-----------------------------------------
95111              706,579        0.23
-----------------------------------------
94547              657,976        0.21
-----------------------------------------
95076              650,000        0.21
-----------------------------------------
94044              646,000        0.21
-----------------------------------------
94005              640,000        0.21
-----------------------------------------
94026              609,348        0.20
-----------------------------------------
95361              592,000        0.19
-----------------------------------------
94127              574,243        0.18
-----------------------------------------
94904              553,287        0.18
-----------------------------------------
95258              552,000        0.18
-----------------------------------------
94028              550,000        0.18
-----------------------------------------
95023              550,000        0.18
-----------------------------------------
95943              550,000        0.18
-----------------------------------------
94552              528,505        0.17
-----------------------------------------
94704              527,000        0.17
-----------------------------------------
93953              508,330        0.16
-----------------------------------------

-----------------------------------------
94709              500,000        0.16
-----------------------------------------
95133              487,328        0.16
-----------------------------------------
95602              482,406        0.15
-----------------------------------------
95033              480,422        0.15
-----------------------------------------
95631              456,970        0.15
-----------------------------------------
94595              451,418        0.14
-----------------------------------------
94132              450,000        0.14
-----------------------------------------
94579              449,447        0.14
-----------------------------------------
94702              448,398        0.14
-----------------------------------------
95119              445,000        0.14
-----------------------------------------
94708              443,374        0.14
-----------------------------------------
95404              439,380        0.14
-----------------------------------------
94112              437,156        0.14
-----------------------------------------
95624              436,500        0.14
-----------------------------------------
94066              432,000        0.14
-----------------------------------------
94401              406,000        0.13
-----------------------------------------
95004              403,000        0.13
-----------------------------------------
94928              401,882        0.13
-----------------------------------------
94949              400,000        0.13
-----------------------------------------
95122              399,497        0.13
-----------------------------------------
94530              399,485        0.13
-----------------------------------------
95006              398,650        0.13
-----------------------------------------
94965              393,663        0.13
-----------------------------------------
95139              392,000        0.13
-----------------------------------------
94513              387,179        0.12
-----------------------------------------
94951              386,685        0.12
-----------------------------------------
94085              386,014        0.12
-----------------------------------------
95425              383,506        0.12
-----------------------------------------
94503              381,788        0.12
-----------------------------------------
95436              380,479        0.12
-----------------------------------------
94560              380,000        0.12
-----------------------------------------
95132              367,000        0.12
-----------------------------------------
96073              362,000        0.12
-----------------------------------------
95672              361,534        0.12
-----------------------------------------
96001              361,000        0.12
-----------------------------------------

-----------------------------------------
95762              359,633        0.12
-----------------------------------------
96080              358,559        0.12
-----------------------------------------
96145              356,281        0.11
-----------------------------------------
94564              356,000        0.11
-----------------------------------------
94806              352,000        0.11
-----------------------------------------
94605              351,594        0.11
-----------------------------------------
94546              348,000        0.11
-----------------------------------------
94501              341,570        0.11
-----------------------------------------
93940              338,693        0.11
-----------------------------------------
95046              335,587        0.11
-----------------------------------------
94531              330,000        0.11
-----------------------------------------
94533              327,624        0.11
-----------------------------------------
95619              160,815        0.05
-----------------------------------------
95648               94,880        0.03
-----------------------------------------
Total:        $311,555,702      100.00%
-----------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-G
                     Total - Northern & Southern California

                                   913 records
                              Balance: 490,784,511
                                Jul 9, 2003 18:16

1. Concentration

--------------------------------------------------
Concentration            Balance     % of CA loans
--------------------------------------------------
Northern California   $311,555,702       63.48%
--------------------------------------------------
Southern California    179,228,809       36.52
--------------------------------------------------
Total:                $490,784,511      100.00%
--------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-G
                                      Total
                            Collateral Summary Report

                                Jul 9, 2003 18:12

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $673,986,156.88
Loan Count: 1,274
Cut-off Date: 2003-07-01
Avg. Loan Balance: $529,031.52
Avg. Orig. Balance: $529,490.34
W.A. FICO*: 737
W.A. Orig. LTV: 66.77%
W.A. Cut-Off LTV: 66.71%
W.A. Gross Coupon: 4.743%
W.A. Net Coupon: 3.795%
W.A. Servicing Fee: 0.944%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 1.26%
% over 100 COLTV: 0.00%
% with PMI: 1.26%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.50%
W.A. MI Adjusted LTV: 66.43%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.38%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
<= 250,000                  0.04%
---------------------------------
250,001 - 350,000           3.78
---------------------------------
350,001 - 450,000          27.24
---------------------------------
450,001 - 550,000          22.91
---------------------------------
550,001 - 650,000          17.08
---------------------------------
650,001 - 750,000          11.13
---------------------------------

---------------------------------
750,001 - 850,000           4.91
---------------------------------
850,001 - 950,000           4.29
---------------------------------
950,001 - 1,050,000         6.16
---------------------------------
1,050,001 - 1,150,000       0.83
---------------------------------
1,150,001 - 1,250,000       1.64
---------------------------------
Total:                    100.00%
---------------------------------

Average: $529,490.34
Lowest: $95,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
1 - 100,000                 0.01%
---------------------------------
100,001 - 200,000           0.02
---------------------------------
300,001 - 400,000          17.94
---------------------------------
400,001 - 500,000          26.17
---------------------------------
500,001 - 600,000          19.23
---------------------------------
600,001 - 700,000          12.60
---------------------------------
700,001 - 800,000           8.39
---------------------------------
800,001 - 900,000           4.80
---------------------------------
900,001 - 1,000,000         8.21
---------------------------------
1,000,001 - 1,100,000       0.31
---------------------------------
1,100,001 - 1,200,000       1.20
---------------------------------
1,200,001 - 1,300,000       1.10
---------------------------------
Total:                    100.00%
---------------------------------

Average: $529,031.52
Lowest: $94,880.47
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Lien Position

-------------------------
Lien Position     Percent
-------------------------
1                 100.00%
-------------------------

-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

5. Coupon

-------------------------
Coupon            Percent
-------------------------
3.251 - 3.375       0.08%
-------------------------
3.376 - 3.500       0.06
-------------------------
3.501 - 3.625       0.20
-------------------------
3.626 - 3.750       0.97
-------------------------
3.751 - 3.875       1.95
-------------------------
3.876 - 4.000       2.99
-------------------------
4.001 - 4.125       4.20
-------------------------
4.126 - 4.250       5.00
-------------------------
4.251 - 4.375       6.13
-------------------------
4.376 - 4.500      12.03
-------------------------
4.501 - 4.625       9.96
-------------------------
4.626 - 4.750      12.59
-------------------------
4.751 - 4.875      11.71
-------------------------
4.876 - 5.000       9.52
-------------------------
5.001 - 5.125       7.31
-------------------------
5.126 - 5.250       6.37
-------------------------
5.251 - 5.375       4.74
-------------------------
5.376 - 5.500       2.61
-------------------------
5.501 - 5.625       0.89
-------------------------
5.626 - 5.750       0.40
-------------------------
5.751 - 5.875       0.22
-------------------------
6.626 - 6.750       0.07
-------------------------
Total:            100.00%
-------------------------

W.A.: 4.743
Lowest: 3.375
Highest: 6.750

--------------------------------------------------------------------------------

6. Credit Score

------------------------
Credit Score     Percent
------------------------
800 - 849          2.18%
------------------------
750 - 799         41.28
------------------------
700 - 749         38.35
------------------------
650 - 699         15.86
------------------------
600 - 649          2.33
------------------------
Total:           100.00%
------------------------

W.A.: 737
Lowest: 620
Highest: 815

--------------------------------------------------------------------------------

7. PMI Providers

-------------------------
PMI Providers     Percent
-------------------------
NONE               98.74%
-------------------------
GEMIC               0.62
-------------------------
PMI                 0.24
-------------------------
RMIC                0.18
-------------------------
UG                  0.16
-------------------------
TGI                 0.06
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

8. Product Type

------------------------------
Product Type           Percent
------------------------------
5/25 12 MO LIBOR        41.21%
------------------------------
3/27 12 MO LIBOR        28.11
------------------------------
5YR IO 12 MO LIBOR      19.12
------------------------------
7/23 12 MO LIBOR        10.22
------------------------------
5/20 12 MO LIBOR         0.38
------------------------------
5/10 12 MO LIBOR         0.31
------------------------------
7/ 8 12 MO LIBOR         0.21
------------------------------
7/ 3 12 MO LIBOR         0.10
------------------------------

------------------------------
3/12 12 MO LIBOR         0.09
------------------------------
5/ 5 12 MO LIBOR         0.07
------------------------------
7/18 12 MO LIBOR         0.06
------------------------------
3/17 12 MO LIBOR         0.06
------------------------------
4/26 12 MO LIBOR         0.06
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

9. Index

------------------
Index      Percent
------------------
12ML       100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

10. Loan Purpose

-------------------------------
Loan Purpose            Percent
-------------------------------
Refinance-Rate/Term      62.53%
-------------------------------
Purchase                 26.30
-------------------------------
Refinance-Cashout        11.17
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------
Loan Type        Percent
------------------------
CONVENTIONAL     100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Property Type

-------------------------
Property Type     Percent
-------------------------
SFR                70.24%
-------------------------

-------------------------
PUD Detach         18.89
-------------------------
Condo               8.27
-------------------------
PUD Attach          1.99
-------------------------
2-Family            0.38
-------------------------
3-Family            0.17
-------------------------
Co-Op               0.07
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------
Occupancy Status     Percent
----------------------------
Primary               95.45%
----------------------------
Secondary              3.63
----------------------------
Investor               0.91
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

14. Documentation

-------------------------
Documentation     Percent
-------------------------
Rapid              56.17%
-------------------------
Standard           25.80
-------------------------
Reduced            15.68
-------------------------
All Ready Home      2.20
-------------------------
Stated              0.08
-------------------------
No Ratio            0.06
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

15. State

----------------------
State          Percent
----------------------
California      72.82%
----------------------
Illinois         4.65
----------------------

----------------------
Florida          2.70
----------------------
Virginia         2.21
----------------------
Maryland         2.17
----------------------
Other           15.45
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

16. Zip Code

--------------------
Zip Code     Percent
--------------------
95014          2.38%
--------------------
94539          2.06
--------------------
95070          1.32
--------------------
94010          1.29
--------------------
95129          1.20
--------------------
Other         91.75
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

17. OLTV

-------------------------
OLTV              Percent
-------------------------
20.00 <=            0.56%
-------------------------
20.01 - 25.00       0.69
-------------------------
25.01 - 30.00       1.60
-------------------------
30.01 - 35.00       1.66
-------------------------
35.01 - 40.00       2.90
-------------------------
40.01 - 45.00       2.34
-------------------------
45.01 - 50.00       4.59
-------------------------
50.01 - 55.00       6.10
-------------------------
55.01 - 60.00       7.09
-------------------------
60.01 - 65.00       9.41
-------------------------
65.01 - 70.00      11.53
-------------------------
70.01 - 75.00      13.74
-------------------------
75.01 - 80.00      36.54
-------------------------

-------------------------
80.01 - 85.00       0.11
-------------------------
85.01 - 90.00       0.93
-------------------------
90.01 - 95.00       0.22
-------------------------
Total:            100.00%
-------------------------

W.A.: 66.77%
Lowest: 11.79%
Highest: 95.00%

--------------------------------------------------------------------------------

18. Cut-Off LTV

-------------------------
Cut-Off LTV       Percent
-------------------------
20.00 <=            0.56%
-------------------------
20.01 - 25.00       0.69
-------------------------
25.01 - 30.00       1.60
-------------------------
30.01 - 35.00       1.66
-------------------------
35.01 - 40.00       2.90
-------------------------
40.01 - 45.00       2.34
-------------------------
45.01 - 50.00       4.59
-------------------------
50.01 - 55.00       6.10
-------------------------
55.01 - 60.00       7.21
-------------------------
60.01 - 65.00       9.28
-------------------------
65.01 - 70.00      11.69
-------------------------
70.01 - 75.00      13.82
-------------------------
75.01 - 80.00      36.29
-------------------------
80.01 - 85.00       0.11
-------------------------
85.01 - 90.00       0.93
-------------------------
90.01 - 95.00       0.22
-------------------------
Total:            100.00%
-------------------------

W.A.: 66.71%
Lowest: 11.54%
Highest: 95.00%

--------------------------------------------------------------------------------

19. Delinquency*

------------------------
Delinquency*     Percent
------------------------
0-29 days        100.00%
------------------------
Total:           100.00%
------------------------

* MBA method

--------------------------------------------------------------------------------

20. Times 30 Days DLQ

-----------------------------
Times 30 Days DLQ     Percent
-----------------------------
0                      99.93%
-----------------------------
1                       0.07
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

21. Convertible Flag

----------------------------
Convertible Flag     Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

22. Prepayment Penalty Term

-----------------------------------
Prepayment Penalty Term     Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

23. Remaining Prepayment Term

-------------------------------------
Remaining Prepayment Term     Percent
-------------------------------------
0                             100.00%
-------------------------------------

-------------------------------------
Total:                        100.00%
-------------------------------------

--------------------------------------------------------------------------------

24. Buydown Agreement

-----------------------------
Buydown Agreement     Percent
-----------------------------
N                      99.94%
-----------------------------
Y                       0.06
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

25. Original Term

-------------------------
Original Term     Percent
-------------------------
120                 0.18%
-------------------------
180                 0.60
-------------------------
240                 0.06
-------------------------
300                 0.44
-------------------------
360                98.72
-------------------------
Total:            100.00%
-------------------------

W.A.: 358.2 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

26. Cut-Off Remaining Term

----------------------------------
Cut-Off Remaining Term     Percent
----------------------------------
115 - 120                    0.18%
----------------------------------
175 - 180                    0.60
----------------------------------
235 - 240                    0.06
----------------------------------
295 - 300                    0.44
----------------------------------
355 - 360                   98.72
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 357.4 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cutoff Loan Age

---------------------------
Cutoff Loan Age     Percent
---------------------------
0                    30.67%
---------------------------
1 - 6                69.33
---------------------------
Total:              100.00%
---------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

28. Gross Margin

------------------------
Gross Margin     Percent
------------------------
2.250            100.00%
------------------------
Total:           100.00%
------------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

29. Initial Cap (ARMs)

------------------------------
Initial Cap (ARMs)     Percent
------------------------------
2.000                   28.26%
------------------------------
5.000                   71.74
------------------------------
Total:                 100.00%
------------------------------

W.A.: 4.152%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

30. Periodic Cap (ARMs)

-------------------------------
Periodic Cap (ARMs)     Percent
-------------------------------
2.000                   100.00%
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Maximum Rate (ARMs)

-------------------------------
Maximum Rate (ARMs)     Percent
-------------------------------
8.001 - 9.000             1.23%
-------------------------------
9.001 - 10.000           53.06
-------------------------------
10.001 - 11.000          45.51
-------------------------------
11.001 - 12.000           0.21
-------------------------------
Total:                  100.00%
-------------------------------

W.A.: 10.025%
Lowest: 8.375%
Highest: 11.750%

--------------------------------------------------------------------------------

32. Cutoff Rollterm

---------------------------
Cutoff Rollterm     Percent
---------------------------
31 - 36              28.26%
---------------------------
43 - 48               0.06
---------------------------
55 - 60              61.09
---------------------------
79 - 84              10.59
---------------------------
Total:              100.00%
---------------------------

W.A.: 55.1 months
Lowest: 34 months
Highest: 84 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

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